                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                             FORMULA FOOTWEAR, INC.
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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                                       2

                             FORMULA FOOTWEAR, INC.
                      4685 SOUTH HIGHLAND DRIVE, SUITE 202
                           SALT LAKE CITY, UTAH 84117
                                 (801) 278-9424

                           ---------------------------


Dear Stockholder:

         A Special Meeting of Stockholders of Formula Footwear, Inc., a Utah corporation (the "Company"), will be held on Wednesday, June 2, 2004, at 10:00 a.m., at the offices of Bondy & Schloss LLP, counsel to the Company, located at 60 East 42nd Street, 37th Floor, New York, NY 10165. The formal Notice of Special Meeting and the Proxy Statement follows.

         The purpose of the Special Meeting is for our stockholders to consider our proposed reincorporation as a Delaware corporation. Our Board of Directors recommends that you vote "for" this proposal, which will enable us to, among other things, take advantage of the greater flexibility and predictability of Delaware corporate law. Details of the reincorporation appear in the accompanying Proxy Statement.

         Approval of the reincorporation requires the affirmative vote of the holders of a majority of our issued and outstanding shares of common stock. Each share of common stock is entitled to one vote on all matters to come before the Special Meeting. The common stock constitutes our only authorized class of capital stock.

         It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy card and mail it promptly using the enclosed, pre-addressed, postage-paid, return envelope. If you attend the Special Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Special Meeting.

                             YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.


                                                       Very truly yours,

                                                       /s/ Amiram Ofir
                                                       -------------------------
                                                       Amiram Ofir
                                                       Chief Executive Officer

Jerusalem, Israel
May 6, 2004

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            OF FORMULA FOOTWEAR, INC.

                             TO BE HELD JUNE 2, 2004


TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Formula Footwear, Inc., a Utah corporation (the "Company"), will be held at the offices of Bondy & Schloss LLP, counsel to the Company, located at 60 East 42nd Street, 37th Floor, New York, NY 10165, on Wednesday, June 2, 2004, at 10:00 a.m., for the following purposes:

     1. To approve our reincorporation as a Delaware corporation, by means of our merger with and into VSUS Technologies Incorporated, our wholly-owned Delaware subsidiary, to enable us to take advantage of the flexibility and predictability afforded by Delaware law.

     2. To transact such other business as may properly come before the Special Meeting.

Our board of directors has fixed the close of business on April 16, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting, or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. Approval of the reincorporation requires the affirmative vote of the holders of a majority of our common stock.

A list of stockholders entitled to vote at the Special Meeting will be available for examination at the offices of Bondy & Schloss LLP, counsel to the Company, at the address provided above, beginning two days after this notice is given and continuing through the Special Meeting, or any adjournment thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD REQUESTS THAT YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING SELF-ADDRESSED, STAMPED ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY.

                             YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.


                                              By Order of the Board of Directors

                                              /s/ Amiram Ofir
                                              ----------------------------------
                                              Amiram Ofir
                                              Chief Executive Officer

Jerusalem, Israel
May 6, 2004

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                            OF FORMULA FOOTWEAR, INC.

                                  JUNE 2, 2004

                              --------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING


     DATE, TIME AND PLACE; PERSONS MAKING THE SOLICITATION

         The enclosed Proxy is solicited on behalf of our board of directors, for use at the Special Meeting of Stockholders to be held Wednesday, June 2, 2004, at 10:00 a.m. local time, or at any adjournment thereof, for the purposes described in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the offices of Bondy & Schloss LLP, counsel to our company, located at 60 East 42nd Street, 37th Floor, New York, NY 10165. Our principal executive offices are located at 4685 South Highland Drive, Suite 202, Salt Lake City, Utah 84117, and our telephone number at that location is (801) 278-9424.

         These proxy solicitation materials were first mailed on or about May ___, 2004 to all stockholders entitled to vote at the meeting.

     RECORD DATE; OUTSTANDING SHARES

         Stockholders of record at the close of business on April 16, 2004, are entitled to notice of, and to vote at, the Special Meeting. We have one series of capital stock outstanding, designated as common stock, $.001 par value per share. As of April 16, 2004, 11,893,896 shares of our common stock were issued and outstanding and held of record by 209 stockholders.

     REVOCABILITY OF PROXY

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, by delivering a written notice of revocation, or a duly executed proxy bearing a later date, to us, or by attending the meeting and voting in person.

     VOTING AND SOLICITATION

         Each stockholder is entitled to one vote for each share of common stock held by the stockholder on the record date. A quorum comprising the holders of a majority of the outstanding shares of common stock on the record date must be present or represented for the transaction of business at the Special Meeting. Abstentions and broker nonvotes will be counted in establishing the quorum.

         This solicitation of proxies is made by our company, and we will bear all related costs. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to those beneficial owners. Proxies may also be solicited by our directors, officers and regular employees, without additional compensation, personally, by telephone, or by telegram.

                                     SUMMARY

--------------------------------------------------------------------------------

TRANSACTION:               Reincorporation in Delaware

PURPOSE: To provide greater flexibility, simplicity and predictability in corporate transactions, and to reduce the costs of doing business. See "Proposal One
                           - Reincorporation By Merger."

RECORD DATE:               April 16, 2004

METHOD: Merger with and into our wholly-owned Delaware subsidiary, VSUS Technologies Incorporated. See "Proposal One - Reincorporation by Merger."

EXCHANGE RATIOS:           One share of VSUS Technologies Incorporated common
                           stock will be issued for each share of our common stock held as of the record date. See "Proposal One -
                           Reincorporation by Merger."

EFFECTIVE DATE:            May ___, 2004

ADDITIONAL PROVISIONS:     The reincorporation by merger will result in:

                              o  A change in our name to VSUS Technologies
                                 Incorporated;

                              o Our assumption of certain agreements with our officers and directors;

                              o Our assumption of a lease agreement for office space in Israel;

                              o Our future governance by the Delaware General Corporation Law and by VSUS Technologies Incorporated's Certificate of Incorporation and Bylaws;

                              o  A change in our fiscal year end to December 31;

                              o An increase in our number of authorized shares of common stock;

                              o Our authorization of shares of "blank check" preferred stock; and

                              o  Our assumption of a stock option plan.

                           See "Proposal One - Reincorporation by Merger."


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              UNLESS OTHERWISE INDICATED IN THIS PROXY STATEMENT,
      "US," "WE," "OUR," "THE COMPANY" AND SIMILAR TERMS REFER TO FORMULA
         FOOTWEAR, INC., A UTAH CORPORATION. "VSUS" SHALL REFER TO VSUS
            TECHNOLOGIES INCORPORATED, OUR WHOLLY-OWNED SUBSIDIARY.

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

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

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                                                                            Page
                                                                            ----

PROPOSAL ONE - REINCORPORATION BY MERGER ....................................  8
         General ............................................................  8
         Effects of  Reincorporation ........................................  8
         Vote  Required for the  Reincorporation ........................... 10

QUESTIONS AND ANSWERS ....................................................... 11

DIFFERENCES BETWEEN OUR CHARTER AND BYLAW PROVISIONS AND
THOSE OF VSUS, AND THE PROVISIONS OF DELAWARE AND UTAH LAW .................. 17

DISSENTER'S RIGHTS OF APPRAISAL ............................................. 26

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON ..................... 27

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF ............................. 27
         Voting Securities .................................................. 27
         Security Ownership of Principal Holders and Management ............. 27
         Contractual Arrangements Regarding Change of Control ............... 29

CERTAIN INFORMATION REGARDING OUR DIRECTORS AND
EXECUTIVE OFFICERS .......................................................... 29
         Executive Compensation Table ....................................... 29
         Option/SAR Grants in Last Fiscal Year .............................. 30
         Agreements with Officers and Directors ............................. 30
         Compensation Plans ................................................. 31

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSAL ................................ 34

ADJOURNMENT OF THE SPECIAL MEETING .......................................... 35

OTHER MATTERS ............................................................... 35

MISCELLANEOUS ............................................................... 35

APPENDICES .................................................................. 36

                                 PROPOSAL ONE -
                           REINCORPORATION IN DELAWARE


     GENERAL

         The board of directors believes that our interests, as well as the interests of our stockholders, will be best served by changing our state of incorporation from Utah to Delaware. This "reincorporation" will be accomplished by means of our merger with and into our wholly-owned subsidiary, VSUS Technologies Incorporated ("VSUS"). A copy of the agreement and plan of merger between our company and VSUS (the "Merger Agreement"), is attached to this Proxy Statement as Appendix A.

         STOCKHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED APPENDICES, BEFORE VOTING ON THE REINCORPORATION PROPOSAL.

         The reincorporation will allow us to be governed by Delaware's comprehensive and flexible corporation law. The board of directors believes that the environment provided by Delaware law will allow us to attract and retain qualified officers and directors, as well as enhance our operations, including our ability to obtain equity financing, effect acquisitions and undertake other transactions.

         Our merger with VSUS, including our resulting reincorporation, will become effective at the time we file a Certificate of Merger with the Secretary of State of the State of Delaware. At the effective time of the merger, each share of our common stock that you hold will be converted into one share of VSUS's common stock. As a result, you will automatically become a stockholder of "VSUS Technologies Incorporated" and cease to be a stockholder of "Formula Footwear, Inc." IT IS NOT NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF "VSUS TECHNOLOGIES INCORPORATED."

         The proposed reincorporation has been unanimously approved by our board of directors. If approved by our stockholders, we anticipate that the reincorporation by merger will become effective as soon as practicable after the Special Meeting of Stockholders. However, pursuant to the Merger Agreement, the reincorporation by merger may be abandoned if, in the opinion of the board of directors, circumstances arise that make it inadvisable to proceed.

         As a result of the reincorporation by merger, "Formula Footwear, Inc." will cease to exist and VSUS, to the extent permitted by law, will succeed to all of our business, properties, assets, and liabilities. At the same time, certain of VSUS's obligations will become obligations of ours.

     EFFECTS OF THE REINCORPORATION

         In addition to changing our state of incorporation, the reincorporation by merger will have the following effects on our company:

     o    Our name will change to "VSUS Technologies Incorporated";

     o We will assume certain employment and consulting agreements with our current officers and directors;

     o We will assume a lease agreement for office space in Jerusalem, Israel, which will serve as our corporate headquarters;

     o Our future corporate actions will be governed by the Delaware General Corporation Law and by VSUS's Certificate of Incorporation and Bylaws;

     o    Our fiscal year end will change from March 31 to December 31;

     o Our number of authorized shares of common stock will increase from 50,000,000 shares, $.001 par value per share, to 100,000,000 shares, $.001 par value per share;

     o We will have in our treasury 20,000,000 shares of "blank check" preferred stock, $.001 par value per share; and

     o We will assume a stock option plan, under which options to purchase 5,521,000 shares of common stock have been granted, of which 3,049,000 are currently exercisable at prices ranging from $.001 per share to $.01 per share

         Change of Name

         For the past several years, our primary business operations have involved seeking the acquisition of assets, property or businesses that may be beneficial to our company and its stockholders. VSUS became a wholly-owned subsidiary of ours, effective as of April 15, 2004, when it merged with Formula Acquisition Corp., a wholly-owned subsidiary of ours, which was organized for that purpose. Since that time, VSUS's business operations, which involve the development and sale of computer software, have been our principal business operations. Therefore, our board of directors believes the name "VSUS Technologies Incorporated" more accurately reflects our current business operations.

         Officers and Directors

         At the effective time of the merger between VSUS and Formula Acquisition Corp., our officers and directors resigned and VSUS's officers and directors became officers and directors of ours. The officers and directors in office immediately prior to the reincorporation will continue to serve in their same capacities after the reincorporation, and we will assume certain employment and consulting agreements with several of these officers and directors. Therefore, our board of directors believes the reincorporation will not cause any interruption in our current business operations. See "Certain Information Regarding Our Directors and Executive Officers" below. Copies of these employment and consulting agreements are attached to this Proxy Statement as Appendices B, C and D.

         Corporate Headquarters

         Historically, our corporate headquarters have been located in Salt Lake City, Utah. However, with the change in our business focus described above, our board of directors believes a new location for our corporate offices is more appropriate. Therefore, at the effective time of the reincorporation, we will assume a lease agreement for office space in Jerusalem, Israel, which is where our management team is currently located. This office space will become our new corporate headquarters.

         Corporate Governance

         After the reincorporation takes effect, our future corporate actions will be governed by the Delaware General Corporation Law and by VSUS's Certificate of Incorporation and Bylaws, which will replace our current Articles of Incorporation and Bylaws. Our board of directors believes this will allow us to take advantage of the greater flexibility and predictability of Delaware corporate law. However, these changes will alter your present rights as a stockholder of ours. See "Differences Between Our Charter and Bylaw Provisions and those of VSUS, and the Provisions of Delaware and Utah Law" below. VSUS's Certificate of Incorporation and Bylaws are attached to this Proxy Statement as Appendices E and F, respectively.

         Fiscal Year End

         Since inception, our fiscal year end has been March 31. Upon effectiveness of the reincorporation by merger, our fiscal year end will change to December 31. Our board of directors believes valuable business and cost efficiencies can be gained from the move to a calendar year end. The change will allow us to more effectively align financial and informational needs with the natural business cycle. It will also allow us to synchronize our fiscal reporting period with the majority of our industry peers.

         Authorized Shares

         As noted above, upon effectiveness of the reincorporation by merger, VSUS's Certificate of Incorporation will replace our current Articles of Organization. While our current Articles of Incorporation authorize us to issue up to 50,000,000 shares of common stock and no shares of preferred stock, VSUS's Certificate of Incorporation authorizes up to 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. Our board of directors believes the increase in our authorized shares of capital stock, resulting from the reincorporation, will not have any immediate effect on your shares, since neither we, nor VSUS, will issue any additional shares of stock in connection with the reincorporation. In addition, the board of directors believes its ability to issue one or more series of preferred stock will provide it with flexibility in structuring potential future financings and acquisitions, and in meeting other corporate needs which might arise.

         Stock Option Plan

         At the time of the reincorporation, we will assume VSUS's 2003 Stock Option Plan. We believe that this plan will help advance our interests, by enhancing our ability to attract and retain employees who are in a position to make significant contributions to our success. Under the terms of the Merger Agreement, each option to purchase shares of VSUS's common stock that is outstanding immediately prior to the effective time of the merger will become an option to purchase our common stock, subject to the same terms and conditions as set forth in the plan. As of the date hereof, options to purchase 5,521,000 shares of VSUS's common stock are issued and outstanding, of which 3,049,750 are currently exercisable at prices ranging from $.001 per share to $.01 per share. A copy of VSUS's 2003 Stock Option Plan is attached to this Proxy Statement as Appendix G.

         While the reincorporation by merger will result in changes to our state of incorporation and name, in addition to the other changes listed above, our board of directors believes that it will not result in any material changes to our business, management, assets, liabilities or net worth.

     VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

         Approval of the reincorporation proposal will require the affirmative vote of holders of a majority of the outstanding shares of our common stock, and will also constitute approval of:

     o Our adoption of the Merger Agreement and VSUS's Certificate of Incorporation and Bylaws;

     o Our assumption of VSUS's 2003 Stock Option Plan, its Lease Agreement for office space in Israel and its employment and consulting agreements with certain of our officer and directors; and

     o The change of our name to VSUS Technologies Incorporated and our fiscal year end to December 31.

         The effect of an abstention or a broker non-vote is the same as that of a vote against the reincorporation proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" OUR PROPOSED REINCORPORATION IN DELAWARE.


                              QUESTIONS AND ANSWERS

         The following questions and answers are intended to respond to questions you may have concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as its exhibits and the documents incorporated by reference in this Proxy Statement.

Q:   WHAT ARE THE REASONS FOR THE REINCORPORATION AND RELATED TRANSACTIONS?

A: The reincorporation will allow us to be governed by Delaware's comprehensive and flexible corporation law, which is periodically updated and revised to meet changing business needs. The foundation of this law is the Delaware General Corporation Law. Delaware courts have developed considerable expertise in dealing with corporate issues and have developed a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Delaware law has become widely regarded as the most well defined body of corporate law in the United States. Delaware has a more highly developed body of case law interpreting its corporate statutes than Utah, giving Delaware corporate law an added measure of predictability that is useful in a judicial system based on precedent. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery, which hears cases involving corporate law and lacks jurisdiction over tort civil or criminal cases. Appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly.

     For these reasons, many corporations throughout the United States have initially chosen Delaware as their state of incorporation, or have subsequently reincorporated in Delaware in a manner similar to our proposal for reincorporation. The board of directors believes the flexibility and predictability provided by Delaware law and the Delaware Courts is not currently available under Utah law. In addition, the board of directors believes that the environment provided by Delaware law will enhance our operations, including our ability to obtain equity financing, effect acquisitions and undertake other transactions.

     For the past several years, our primary business operations have involved seeking the acquisition of assets, property or businesses that may be beneficial to our company and its stockholders. Effective as of April 15, 2004, VSUS became a wholly-owned subsidiary of ours, when our wholly-owned subsidiary, Formula Acquisition Corp., merged with and into it. Since that time, the business operations of VSUS, which involve the development and sale of computer software, have been our principal business operations. Therefore, the name "VSUS Technologies Incorporated" more accurately reflects our current business focus.

     Further, at the time of the merger, certain officers and directors of VSUS became officers and directors of ours. Those officers and directors in office immediately before the reincorporation will serve in their same capacities after the effective time. Therefore, the reincorporation will not result in any material change to our business, management, assets, liabilities or net worth.

     For the above reasons, the board of directors has determined that reincorporation in Delaware is in the best interests of our company and its stockholders.

Q:   WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

A: The reincorporation will be accomplished by our merger with and into VSUS, our wholly-owned subsidiary. At the time of the merger, one fully paid and non-assessable share of VSUS's common stock will be issued for each outstanding share of our common stock that is held by our stockholders. Beginning on May ___, 2004, the shares of "Formula Footwear, Inc." will cease trading on the over-the-counter bulletin board market and the shares of "VSUS Technologies Incorporated" will begin trading in their place, under a new trading symbol and CUSIP Number that has not yet been assigned. As a result of the merger, "Formula Footwear, Inc." will cease to exist and VSUS will, to the extent permitted by law, succeed to all of our business, properties, assets, and liabilities. See "Proposal One - Reincorporation By Merger" above.

     In addition, the company surviving the merger will be governed by the Delaware General Corporation Law and by VSUS's Certificate of Incorporation and Bylaws, which will replace our current Articles of Incorporation and Bylaws. These changes will alter your present rights as a stockholder of ours. See "Differences Between Our Charter and Bylaw Provisions and Those of VSUS, and the Provisions of Delaware and Utah Law" below.

     Other aspects of the reincorporation include:

          o    Our name will change to "VSUS Technologies Incorporated";

          o We will assume a lease agreement for office space in Jerusalem, Israel, which will serve as our new corporate headquarters; and

          o    Our fiscal year end will change, from March 31 to December 31.

Q:   HOW DOES REINCORPORATION AFFECT OUR OFFICERS AND DIRECTORS?

A: VSUS became a wholly-owned subsidiary of ours, effective as of April 15, 2004, when our wholly-owned subsidiary, Formula Acquisition Corp., merged with and into it. At that time, certain officers and directors of VSUS became officers and directors of ours. These officers and directors will continue in these capacities after the reincorporation. See "Certain Information Regarding Our Directors and Executive Officers" below.

     Further, the board of directors believes that reincorporation under Delaware law will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on our behalf. From the perspective of those who serve as corporate officers and directors, Delaware law tends to offer reduced risk and greater certainty and stability than other state's corporate statutes. While Utah law is very similar to

     Delaware law in terms of rules governing director reliance, limitation of liability and indemnification of directors and officers and directors' and officers' insurance, it is less well known. See "Differences Between Our Charter and Bylaw Provisions and those of VSUS, and the Provisions of Delaware and Utah Law" below.

     Our board of directors believes that Delaware law, like Utah law, strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Delaware will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers.

Q: HOW WILL THE REINCORPORATION AFFECT OUR STOCKHOLDERS AND THEIR SHARES OF CAPITAL STOCK?

A: As of the date hereof, 11,893,896 shares of our common stock are issued and outstanding. Presently, our Articles of Incorporation authorize 50,000,000 shares of common stock, $.001 par value per share, and no shares of preferred stock. VSUS's Certificate of Incorporation authorizes 100,000,000 shares of common stock, $.001 par value per share, and 20,000,000 shares of preferred stock, $.001 par value per share. Therefore, the reincorporation will result in an increase in our authorized capital stock.

     At the effective time of our merger with VSUS, each share of our common stock that you hold will be converted into one share of VSUS's common stock. Therefore, after the effective date of the reincorporation, you will own the same class and the same percentage of VSUS that you currently own of "Formula Footwear, Inc." Neither we, nor VSUS, will issue any additional shares of stock in connection with the reincorporation. The number of shares of our common stock that are issued and outstanding on the effective date of the reincorporation by merger will become the number of shares of VSUS Technologies outstanding immediately after the reincorporation by merger.

     After the reincorporation takes effect, our future corporate actions will be governed by the Delaware General Corporation Law and by VSUS's Certificate of Incorporation and Bylaws, which will replace our current Articles of Incorporation and Bylaws. These changes will alter your present rights as a stockholder of ours. See "Differences Between Our Charter and Bylaw Provisions and those of VSUS, and the Provisions of Delaware and Utah Law" below.

     The following is a summary of the rights, privileges and restrictions of VSUS's common and preferred stock:

              VSUS Technologies Incorporated Common Stock

              Each holder of VSUS's common stock is entitled to one vote per share on all matters voted on by stockholders, including the election of directors.

              Except as otherwise required by law or provided in any resolution adopted by VSUS's board of directors, or as otherwise provided in the Certificate of Incorporation with respect to any class or series of preferred stock of VSUS that may be issued in the future, the holders of shares of VSUS's common stock exclusively possess all voting power. As with our current Articles of Incorporation, VSUS's Certificate of Incorporation does not provide for cumulative voting in the election of directors. Subject to any preferential rights of any shares of VSUS's preferred stock that may be issued in the future, the holders of VSUS's common stock are entitled to such dividends as may be declared from time to time by the its board of directors from funds available therefor, and upon liquidation are entitled to receive pro rata all assets of VSUS available for distribution to such holders. As is the case with our common stockholders, holders of VSUS's common stock have no preemptive rights with respect to future issuances of shares by VSUS.

              VSUS Technologies Incorporated Preferred Stock

              VSUS's Certificate of Incorporation authorizes its board of directors to establish one or more series of preferred stock and to determine, with respect to any such series of preferred stock, its terms and rights, including:

          o    the designation of each series;

          o    the voting powers, if any, associated with each such series;

          o whether dividends, if any, will be cumulative or noncumulative and the dividend rate of each series;

          o the redemption rights and price or prices, if any, for shares of each series; and

          o preferences and other special rights, if any, of shares of each series in the event of any liquidation, dissolution, or distribution of VSUS's assets.

     No shares of VSUS's preferred stock are currently issued or outstanding.

Q:   HOW IS MY STOCK CONVERTED INTO SHARES OF VSUS'S STOCK?

A: After the reincorporation by merger becomes effective, you will cease to be a holder of "Formula Footwear, Inc." common stock and you will automatically become a holder of VSUS's common stock. Your shares of "Formula Footwear, Inc." common stock will automatically convert into shares of "VSUS Technologies Incorporated" common stock on a one-for-one basis.

Q:   WILL I NEED TO OBTAIN NEW STOCK CERTIFICATES?

A: At the effective time of the reincorporation by merger, each stock certificate representing shares of "Formula Footwear, Inc." common stock that were issued and outstanding immediately before such effective time will automatically represent the same number of shares of common stock of "VSUS Technologies Incorporated."

     A stockholder seeking to exchange certificates representing shares of common stock of "Formula Footwear, Inc." for certificates representing shares of "VSUS Technologies Incorporated" will be subject to normal requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes. Before this exchange occurs, the "Formula Footwear, Inc." stock certificates that our stockholders hold as of the effective time of the merger will continue to validly represent the shares of VSUS's common stock that such stockholders acquire as a result of the reincorporation by merger.

     If, for any reason, you fail to exchange your "Formula Footwear, Inc." stock certificates for "VSUS Technologies Incorporated" stock certificates, your "Formula Footwear, Inc." stock certificates will continue to validly represent the shares of VSUS's common stock that were formerly "Formula Footwear, Inc." shares evidenced by such certificates. YOU DO NOT NEED TO EXCHANGE

     YOUR EXISTING "FORMULA FOOTWEAR, INC." STOCK CERTIFICATES FOR STOCK CERTIFICATES OF "VSUS TECHNOLOGIES INCORPORATED."

Q:   WILL MY STOCK REMAIN FREELY TRADEABLE?

A: After completion of the reincorporation by merger, you may continue to make sales or transfers using "Formula Footwear, Inc." stock certificates. As noted above, until you exchange your "Formula Footwear, Inc." stock certificates for "VSUS Technologies Incorporated" stock certificates, your "Formula Footwear, Inc." stock certificates will continue to validly represent shares of VSUS's common stock that were formerly "Formula Footwear, Inc." shares evidenced by such certificates.

     Under Rule 145(a)(2) of the Securities Act of 1933, as amended, a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for purposes of the Securities Act. Accordingly, separate registration of shares of common stock of VSUS will not be required in connection with the reincorporation by merger.

     If you hold shares of ours that are freely tradable before the effective time of the reincorporation by merger, you will own the same number of freely tradeable shares of VSUS after the effective time. Similarly, if you hold any securities of ours with transfer restrictions before the effective time of the reincorporation by merger, you will hold equivalent securities of VSUS after the effective time with the same transfer restrictions. For purposes of computing the holding period under Rule 144 of the Securities Act, any stock of VSUS that you acquire as a result of the reincorporation by merger, will be deemed to have been acquired on the date that you originally acquired the shares of "Formula Footwear, Inc." common stock from which your VSUS stock was converted.

     We anticipate that immediately following the reincorporation by merger, VSUS's common stock will be listed on the over-the-counter bulletin board, the automatic quotation system on which our common stock is currently listed. Our press release announcing the effectiveness of the reincorporation by merger will include a reference to the new trading symbol under which VSUS's common stock will be quoted on the over-the-counter bulletin board. VSUS will continue to file periodic reports and other required documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

Q:   CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A: No. Under the Utah Revised Business Corporation Act, you are not entitled to dissenter's and purchase rights on your stock as a result of the reincorporation. See "Dissenter's Rights of Appraisal" below.

Q:   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

A: We believe that the reincorporation by merger will be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, you should not recognize any gain or loss by reason of the reincorporation. Each share of VSUS's common stock that you acquire by reason of the reincorporation by merger should have the same tax basis and the same holding period as the equivalent "Formula Footwear, Inc." common stock from which such shares of VSUS common stock were converted, provided that you hold such shares of "Formula Footwear, Inc." common stock as a capital asset on the date the reincorporation by merger is effected.

     For federal income tax purposes, neither our company, nor VSUS, will recognize any gain or loss by reason of the reincorporation by merger. VSUS will generally succeed, without adjustment, to the tax attributes of "Formula Footwear, Inc." However, following the reincorporation, VSUS will be subject to Delaware franchise tax. There should be no accounting consequences of the reincorporation by merger, as VSUS will succeed to the accounts and accounting methods of "Formula Footwear, Inc."

     Tax provisions are complex and subject to change. This summary is included for general information only and does not purport to be a complete discussion of all of the possible federal tax consequences of the reincorporation by merger. No effort has been made here to summarize the treatment of the merger under the various tax laws of states to which our stockholders are subject. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION BY MERGER WITH RESPECT TO THE APPLICATION AND EFFECT OF YOUR OWN STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Q:   WHAT IS THE ACCOUNTING TREATMENT OF THE REINCORPORATION BY MERGER?

A: In accordance with generally accepted accounting principles, we will account for the reincorporation by merger as a reorganization of entities under common control at historical cost.

Q:   ARE THERE ANY REGULATORY APPROVALS REQUIRED FOR THE REINCORPORATION BY
     MERGER?

A:   No regulatory approvals are required for the reincorporation by merger.

Q:   WHO WILL PAY THE COSTS OF REINCORPORATION?

A: We will pay all of the costs of reincorporating in Delaware, including distributing this Proxy Statement and the cost of exchanging certificates representing shares of "Formula Footwear, Inc." for certificates representing shares of "VSUS Technologies Incorporated." We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:   CAN THE MERGER BE ABANDONED OR CHANGED?

A: As noted above, we anticipate that the merger will become effective as soon as practicable after the distribution of this Proxy Statement. However, the Merger Agreement relating to the reincorporation provides that the merger may be abandoned by our board of directors at any time before the effective time, even after its approval by our stockholders. In addition, we may amend the Merger Agreement before the effective time, either before or after the receipt of stockholder approval. However, we may not amend the Merger Agreement if such amendment would alter or change the amount or kind of shares to be received by our stockholders in the merger, alter or change any term of VSUS's Certificate of Incorporation, or cause any alteration or change that would adversely affect our stockholders, without first receiving the necessary stockholder consents.

Q:   WHAT ARE THE DISADVANTAGES OF REINCORPORATING IN DELAWARE?

A: Despite the unanimous belief of our board of directors that reincorporating in Delaware is in the best interests of our company and its stockholders, Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For a comparison of stockholders' rights under Delaware and Utah law, see "Differences Between Our Charter and Bylaw Provisions and those of VSUS, and the Provisions of Delaware and Utah Law" below.


       DIFFERENCES BETWEEN OUR CHARTER AND BYLAW PROVISIONS AND THOSE OF
                VSUS AND THE PROVISIONS OF DELAWARE AND UTAH LAW

         There are differences in certain respects between our Articles of Incorporation and Bylaws and the Certificate of Incorporation and Bylaws of VSUS. In addition, there are differences between Utah's Revised Business Corporation Act, which currently governs our company, and the Delaware General Corporation Law, which currently governs VSUS, and which will govern the combined company following the reincorporation.

         The following summary describes what the board of directors, with the advice of counsel, believes to be the most significant differences and similarities between our charter documents and VSUS's and between Utah law and Delaware law that you should be aware of. This summary does not purport to be a complete description of such differences and similarities, or to give full effect to the provisions of statutory or common law. You should note that many provisions of Utah's Revised Business Corporation Act and the Delaware General Corporation Law may be subject to differing interpretations, and that those offered in this Proxy Statement may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. Accordingly, this summary is subject to, and qualified in its entirety by, reference to Utah's Revised Business Corporation Act and the Delaware General Corporation Law, and relevant case law, as currently in effect, and to VSUS's and our respective charter documents.

         References below to Utah law and Delaware law describe such laws as currently in effect.

     SPECIAL MEETINGS OF STOCKHOLDERS

         Under Utah law, a special meeting of stockholders may be called by:

     o    a corporation's board of directors;

     o the person or persons authorized by the corporation's Bylaws to call a special meeting; or

     o the holders of shares representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the special meeting.

         The corporation is required to give notice of the date, time and place of the special meeting no fewer than ten and no more than sixty days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

         Under Delaware law, stockholders generally do not have the right to call special meetings of stockholders unless such right is granted in a corporation's Certificate of Incorporation or Bylaws. However, if a corporation fails to hold its annual meeting within a period of thirty days after the date designated therefor, or if no date has been designated for a period of thirteen months after the corporation's last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a stockholder. Under Delaware law, special meetings may be called only by a majority of a corporation's board of directors or by such persons as may be authorized by a corporation's Certificate of Incorporation or Bylaws.

         In the case of VSUS, only the board of directors, or a committee of the board of directors duly designated, may call a special meeting of stockholders. VSUS's Certificate of Incorporation and Bylaws do not give stockholders any right to call meetings of stockholders beyond those rights provided under Delaware law, as described above. The Certificate of Incorporation allows for the possibility of such right to be given to holders of preferred stock of VSUS Technologies Incorporated. However, none of VSUS's shares of authorized preferred stock are presently outstanding.

     INSPECTION OF STOCKHOLDER LIST

         Utah Law requires a corporation to make its stockholder list available for inspection by any stockholder for a period beginning on the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given, and continuing through the meeting and any adjournments thereof. If the corporation refuses a stockholder inspection of the stockholder list as provided above, the stockholder may apply to the district court of the county where the corporation's principal office or, if none, its registered office, is located, and the district court may summarily order inspection or copying of the list at the corporation's expense and may postpone the meeting until the inspection or copying is complete.

         Likewise, Delaware Law requires a Delaware corporation to make its stockholder list available for inspection by stockholders prior to any meeting of stockholders, but this is required only for ten days prior to the meeting and at the meeting. Under Delaware Law, the willful neglect or refusal by the directors to produce such list at a meeting for the election of directors will result in their ineligibility for election to any office at such meeting. This is the only remedy provided by the Delaware Law for failure to provide the stockholder list as required. Because management fully intends to comply with the applicable provisions of both the Utah Law and the Delaware Law (following the reincorporation), it is not believed that these statutory differences will have any practical effect on our stockholders.

     STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING

         Under Utah law, unless otherwise provided in a corporation's Articles of Incorporation, any action requiring the vote of a corporation's stockholders may be taken without a meeting and without prior notice by one or more written consents of those stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. As a partial exception to the foregoing, while the election of directors may be undertaken by written consent without a meeting and without prior notice, such election must be by unanimous written consent of all shares entitled to vote for the election of directors. If any stockholder action (other than the election of directors) is by less than unanimous written consent, notice of such action must be provided to the stockholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by such stockholder action. However, for any Utah corporation that came into existence before July 1, 1992 (as did our company), any action by written consent of stockholders in lieu of a properly noticed meeting must be by unanimous written consent of all stockholders entitled to vote on the matter in question unless and until a resolution providing otherwise is approved either by written consent of all stockholders entitled to vote on such matter or by a resolution passed at a duly convened meeting of stockholders by the same percentage vote that would be necessary to authorize an amendment to the corporation's Articles of Incorporation.

         Under Delaware law, unless otherwise provided in a corporation's Certificate of Incorporation, any action requiring the vote of stockholders, including the removal and election of directors, at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent or consents of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     CUMULATIVE VOTING

         Cumulative voting permits stockholders holding a minority percentage of shares to be able to increase the likelihood of election of one or more members of a corporation's board of directors. Both Utah law and Delaware law permit, but do not require, cumulative voting. As with our current Articles of Incorporation, VSUS's Certificate of Incorporation does not provide for cumulative voting rights in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of our voting stock can now elect all of our directors (as directors are elected by a plurality of the votes cast by the shares entitled to vote), and similarly, the holders of a majority of the voting power of the outstanding shares of VSUS's voting stock will be able to elect all of VSUS's directors.

     CLASSIFIED BOARD OF DIRECTORS

         Under Utah law, a corporation's Articles of Incorporation may provide for staggering of the terms of the corporation's directors by dividing the total number of directors into two or three groups, with each group containing one-half or one-third of the total, as near as may be. In that event, the terms of directors in the first group expire at the first annual stockholders' meeting after their election, the terms of directors in the second group expire at the second annual stockholders' meeting after their election, and the terms of directors in the third group, if any, expire at the third annual stockholders' meeting after their election. Upon expiration of the initial staggered terms, directors are elected for terms of two years or three years, as the case may be, to succeed those whose terms expire.

         Under Delaware law, a corporation has substantially the same right to adopt a classified board of directors in which directors are staggered among up to three separate classes with terms of not longer than three years. As with Utah law, the terms of the directors in each staggered class expires on the first, second or, if applicable, third annual stockholders' meeting following such directors' election. Unlike Utah, there is no requirement that the classes of directors of a Delaware corporation be of as equal size as possible.

         Our board of directors currently consists of four directors, which are the same four individuals serving as VSUS's directors. Our Articles of Incorporation do not presently provide for staggered terms of directors. As with our current Articles of Incorporation, VSUS's Certificate of Incorporation does not provide for a classified board of directors.

     AUTHORIZED NUMBER OF DIRECTORS

         Under Utah Law, once shares in a corporation have been issued, the corporation must have at least three directors. Delaware Law requires a corporation to have a minimum of one director. VSUS's Bylaws specify that the number of directors on its board of directors will be one or more, and that the number will be fixed by the directors from time to time. Therefore, following the reincorporation, it will be possible for the powers of our board of directors to be concentrated in the hands of fewer directors than is permitted by Utah law.

     ELECTION AND REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

         Utah law provides that the election of a corporation's directors will take place at an annual meeting of stockholders. Utah law further provides that a corporation's directors will hold office until the next annual meeting of stockholders (subject to staggering of terms, described above) and until the directors' successors are elected and qualified. Directors of a Utah corporation may be removed by a vote of stockholders, with or without cause unless the corporation's Articles of Incorporation provide that directors can only be removed for cause. Unless a corporation's Articles of Incorporation provide otherwise, vacancies on the corporation's board, including a vacancy resulting from an increase in the number of directors, may be filled by stockholder vote, by a majority vote of the remaining directors or, if the remaining directors constitute less than a quorum of the board, by a majority vote of all directors remaining in office.

         Delaware law provides that the election of directors will take place at an annual or special meeting of stockholders and that such election need not be by written ballot unless a corporation's Bylaws provide otherwise. Delaware law further provides that a corporation's directors hold office for the terms specified in the corporation's Certificate of Incorporation and until their successors have been elected as provided in the Certificate of Incorporation. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that:

     o unless a corporation's Certificate of Incorporation otherwise provides, stockholders may remove directors of a corporation with a classified board only for cause; and

     o in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the corporation has a classified board, at an election of the class of directors of which he or she is a part.

         Unless otherwise provided in a Delaware corporation's Certificate of Incorporation or Bylaws, any vacancy on the corporation's board may be filled by a majority vote of the directors then in office, even if there is less than a quorum, or, if applicable, by the sole remaining director. Any director elected to fill a vacancy will hold office for a term that coincides with the term of the class to which such director is elected.

     QUORUM OF DIRECTORS

         Under Utah law, a quorum of a corporation's board of directors consists of a majority of the fixed number of directors, if the corporation has a fixed board size, or if the corporation's Bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office at the time of commencement of the board meeting for which a quorum is sought. However, the corporation's Articles of Incorporation or Bylaws may establish a higher or lower number of directors to constitute a quorum, provided that in no event may the number be less than one-third of the number of directors described above, as appropriate to the applicable circumstances of the corporation in question.

         Under Delaware law, unless a corporation's Certificate of Incorporation or Bylaws requires a greater or lesser number of directors (but in no event less than one-third of the votes of the entire board or committee in question) for a quorum, a majority of the directors then in office will constitute a quorum.

         Presently, a quorum for the transaction of business at any meeting of our board of directors exists when a majority of our directors in office at the time of such meeting are present at the meeting (in person or by means of telecommunication). Similarly, VSUS's Bylaws provide that a quorum for the transaction of business at any meeting of VSUS's board of directors exists when a majority of its directors in office at the time of such meeting are present at the meeting (in person or by means of telecommunication).

     APPRAISAL RIGHTS

         Delaware Law provides for appraisal rights to stockholders in connection with mergers or consolidations which are substantially similar to the Utah Law. However, the statutes differ in that the Delaware Law permits a stockholder who has received from the corporation notice of his appraisal rights, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such stockholders shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation. Accordingly, after the reincorporation takes effect, our stockholders will be required to bring suit in a Delaware court to enforce any appraisal rights. The Utah Law also sets forth procedures for a Utah corporation to give stockholders notice of their appraisal rights, and for such stockholders to exercise such rights. However, the Utah Law authorizes only the corporation to commence judicial appraisal proceedings, with all stockholders who have properly dissented and whose demands remain unresolved, to be named as parties to such proceedings.

     DIVIDENDS

         Under Utah law, subject to any restrictions in its Articles of Incorporation, a corporation's board of directors may authorize, and the corporation may make, distributions to its stockholders. However, no such distribution may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than its total liabilities plus, unless the corporation's Articles of Incorporation provide otherwise, any amounts that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose rights are superior to those receiving the distribution.

         Under Delaware law, subject to any restrictions in its Certificate of Incorporation, a corporation's board of directors may declare and pay dividends either out of the corporation's surplus (being the excess at any time of the net assets of the corporation over the amount of its capital), or if there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year.

     SHARE REPURCHASES

         Utah law provides that a corporation may acquire its own shares, and any shares so acquired will constitute authorized but unissued shares. Under Utah law, a corporation cannot acquire its shares if, after giving effect to the acquisition, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than its total liabilities plus, unless the corporation's Articles of Incorporation provide otherwise, any amounts that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose rights are superior to those receiving the distribution. Utah law does not place any restrictions on what source of funds may be used by an acquiring corporation to complete such an acquisition.

         Under Delaware law, a corporation may purchase or redeem shares of its own stock only when its capital is not impaired and such purchase or redemption would not cause any impairment of the capital of the corporation. Notwithstanding the foregoing sentence, a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon their acquisition and the capital of the corporation will be reduced in accordance with Delaware law. Under Delaware law, a corporation may not purchase any of its redeemable shares for more than the price at which they may then be redeemed.

     AMENDMENTS TO CHARTER DOCUMENTS

         Under Utah law, a significant amendment to a corporation's Articles of Incorporation requires that first, the corporation's board of directors recommends the amendment to the corporation's stockholders (unless the board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for this determination to the stockholders), and second, unless Utah law, the corporation's Articles of Incorporation or Bylaws or a resolution of the corporation's board requires a greater number, the amendment must be approved by:

     o a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights;

     o a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits); and

     o a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

         Under Delaware law, an amendment to a corporation's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such amendment. However, if the corporation's Certificate of Incorporation requires the vote of a greater number or proportion of the directors or of the holders of any class of stock than is required by Delaware law with respect to any matter, the provision of the Certificate of Incorporation may not be amended, altered or repealed by a corporation except by such greater vote.

         Amendments to VSUS's Certificate of Incorporation are generally subject to the above-described majority vote of stockholders.

     RELIANCE BY DIRECTORS

         Under Delaware law, a member of the board of directors of a corporation or a member of any committee designed by the board of directors will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports, or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation. Utah law is substantially similar to Delaware law in this regard.

     LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OTHER PERSONS

         Utah law and Delaware law are substantially the same with regard to limitations on liability of directors. Delaware law permits a corporation to include in its Certificate of Incorporation a provision eliminating or limiting a director's personal liability to the corporation or its stockholders, as the case may be, for monetary damages for breaches of fiduciary duty as a director. Delaware law provides, however, that director liability may not be eliminated or limited for:

     o any breach of a director's duty of loyalty to the corporation or its stockholders;

     o acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law;

     o the unlawful purchase or redemption of stock or payment of unlawful dividends; or

     o any transaction in which a director has received an improper personal benefit.

         Utah law, while similar to Delaware law, is somewhat broader in permitting a corporation to include in its Articles of Incorporation a provision eliminating or limiting a director's personal liability to the corporation or its stockholders, as the case may be, for monetary damages for any action taken or any failure to take any action as a director of the corporation. Utah law provides, however, that director liability may not be eliminated or limited for:

     o the amount of any financial benefit received by a director to which he or she is not entitled;

     o    intentional infliction of harm on the corporation or its stockholders;

     o    unlawful distributions made to the corporation's stockholders; or

     o    any intentional violation of criminal law.

         Both Utah law and Delaware law further provide that any such provision that eliminates or limits a director's liability will not apply in respect of any act or omission by a director that occurs before the date when such provision became effective.

         Both Utah law and Delaware law permit a corporation to indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation in such capacity against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Both statutory regimes also permit a corporation to advance expenses (including attorney's fees) incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if:

     o in the case of Utah law, (i) that person provides a written affirmation of his or her good faith belief that he or she acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful, and a written undertaking to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification, and (ii) the corporation determines under the facts then known that indemnification would not be precluded; and

     o in the case of Delaware law, that person provides the corporation with a written undertaking to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification.

         Both Utah law and Delaware law similarly permit a corporation to purchase and maintain liability insurance on behalf of any person who was:

     o in the case of Utah law, a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or other person; or

     o in the case of Delaware law, a director, officer, employee or agent of the corporation, or is or was serving at the request of another corporation, partnership, joint venture, trust or other enterprise, in either such case against any liability asserted against and incurred by such person in such capacity, or arising out of such person's status as such, whether or not the corporation would have the statutory power to indemnify such person against such liability.

     TRANSACTIONS WITH OFFICERS AND DIRECTORS

         Utah law provides that every director who is in any way, directly or indirectly, interested in a proposed contract or transaction with a corporation is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction unless such person:

     o disclosed his or her interest at the meeting of directors where the proposed transaction was first considered, and, after his or her disclosure, the transaction was approved by a majority of the disinterested directors;

     o disclosed his or her interest before a meeting or written consent of stockholders and, after his or her disclosure, the transaction was approved by disinterested holders of a majority of shares entitled to vote on the matter; or

     o    can show that the contract or transaction was fair to the corporation.

         Under Delaware law, contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, if approved by the corporation's stockholders or the directors under substantially the same circumstances as in Utah. Approval by the stockholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

     PREFERRED STOCK

         Our Articles of Incorporation do not authorize any shares of preferred stock. VSUS's Certificate of Incorporation authorizes its board to establish one or more series of preferred stock and to determine, with respect to any such series, its terms and rights, including rights with respect to voting, dividends, redemption and other preferences and special rights in the event of any liquidation, dissolution, or distribution of VSUS's assets.

         The ability of the VSUS's board of directors to issue one or more series of preferred stock provides VSUS with flexibility in structuring potential future financings and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of VSUS's preferred stock, as well as shares of VSUS common stock, will be available for issuance without further action by VSUS's stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which VSUS's securities may be listed or traded.

         If the approval of VSUS's stockholders is not required for the designation of a series of preferred stock, or the issuance of shares of such series, the board of directors may not seek stockholder approval before making such designations or issuances. Depending on the terms of such series of preferred stock, such issuances might impede the completion of a merger, tender offer or other takeover attempt. VSUS's board of directors will make any determination to issue such shares based on its judgment as to the best interests of VSUS and its stockholders. VSUS's board of directors, in so acting, could issue shares of VSUS's preferred stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of the VSUS's board of directors, including a tender offer or other transaction that some, or a majority, of VSUS's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock.

         The board of directors of VSUS may consider making other changes to its Certificate of Incorporation and Bylaws that may have anti-takeover effects, including the institution of a stockholder rights plan. Although no decision has been made in this regard, if such action is taken, VSUS's preferred stock could be used to implement such a plan.

     ANTI-TAKEOVER PROVISIONS

         The Utah Control Shares Acquisitions Act ("UCSAA") provides that "control shares" of an "issuing public corporation" acquired in a "control share acquisition" shall have the same rights as they had before such acquisition only to the extent granted by resolution of the stockholders of the corporation. The UCSAA defines "control shares" as shares that, when combined with all other voting shares held by the stockholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power:

     o    1/5 or more but less than 1/3 of all voting power;

     o    1/3 or more but less than a majority of all voting power; or

     o    a majority or more of all voting power.

         An "issuing public corporation" is defined as a Utah corporation with:

     o    100 or more stockholders;

     o its principal place of business, its principal office, or substantial assets within the state; and

     o more than 10% of its stockholders resident in Utah, more than 10% of its shares owned by Utah residents, or 10,000 stockholders resident in the state.

         A Utah corporation's Articles of Incorporation or Bylaws may exempt the corporation's shares from the UCSAA, as long as such exemption is adopted before the control share acquisition in question.

         Section 203 of Delaware Law prohibits a Delaware corporation that is listed on a national securities exchange, authorized for quotation on the Nasdaq stock market, or held of record by more than 2,000 stockholders, from engaging in any "business combination" with any "interested stockholder" for a period of three years from the date that such person became an interested stockholder. A Delaware corporation subject to Section 203 may engage in a "business combination" with an "interested stockholder" under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approves the "business combination" with the interested stockholder or the transaction in which the person becomes an interested stockholder.

         A "business combination" is defined in Section 203 as, among other things, a merger or consolidation of the corporation or any subsidiary with the interested stockholder or with any other corporation if such transaction is caused by the interested stockholder and as a result of such merger or consolidation. This law is not applicable to the surviving corporation. An "interested stockholder" is defined as any person that (i) owns 15% or more of the corporation's voting stock; or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

         As under the UCSAA, a corporation may opt out of Section 203. However, under Section 203(b)(3) of the Delaware Law, if the corporation's Certificate of Incorporation or Bylaws are amended to opt out by stockholder vote, such amendment will not be effective until twelve months after its adoption and will not apply to any business combination between the corporation and any person who became an interested stockholder on or prior to such adoption.

         These differences are not deemed to be the only differences between the Utah Law and the Delaware Law. However, management believes that they are the most likely to have a material effect, if any, on the relative rights of our stockholders.


                         DISSENTER'S RIGHTS OF APPRAISAL

         Under Utah law, in the event of certain mergers, share exchanges or sales, leases, exchanges or other dispositions of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), or any other action or event provided by the corporation's Articles of Incorporation, Bylaws, or board resolution, a stockholder of the corporation, whether or not entitled to vote on such matter, may, by complying with certain procedures, dissent from the action and obtain payment from the corporation of the fair value of his, her, or its shares of the corporation. However, unless the Articles of Incorporation or Bylaws of the corporation, or a resolution of the board of directors of the corporation provide otherwise, a stockholder is not entitled to dissent and obtain payment for any class or series of shares which either were listed on a national securities exchange, or the Nasdaq National Market System, or were held of record by more than 2,000 stockholders at the time of the record date fixed for determining those stockholders entitled to receive notice of the stockholders' meeting at which the proposed corporate action would be put to stockholder vote, the record date fixed for determining those stockholders entitled to sign written consents to the proposed corporate action, or the effective date of the corporate action, if such action is authorized other than by a vote of stockholders.

         This limitation on the application of dissenter's rights does not apply if, pursuant to the action taken by the corporation that is the subject of the dissent, the dissenting stockholder will receive anything other than:

     o shares of the surviving corporation in a plan of merger or share exchange;

     o shares of a corporation which at the effective date of a plan of merger or share exchange will be listed on a national securities exchange or the Nasdaq National Market System, or will be held of record by more than 2,000 stockholders;

     o    cash in lieu of fractional shares; or

     o    any combination of the foregoing.

         A stockholder entitled to dissent and obtain payment for his, her or its shares under Utah law may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the corporation.

         YOU ARE NOT ENTITLED TO DISSENT FROM ANY OF THE ACTIONS DESCRIBED IN THIS PROXY STATEMENT OR TO DEMAND APPRAISAL OF YOUR SHARES AS A RESULT OF SUCH ACTIONS.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the reincorporation by merger, or transactions contemplated by the reincorporation, including the proposed amendments to our Articles of Incorporation, which is not shared by all other stockholders.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     VOTING SECURITIES

         The securities entitled to notice of, and to vote at, the Special Meeting, consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on April 19, 2004, the record date for determining the stockholders entitled to notice of and to vote at, the Special Meeting, was 11,893,896.

     SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information, as of April 19, 2004, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown.

         Unless otherwise noted below, the address of all persons is care of VSUS Technologies Incorporated, P.O. Box 39001, Jerusalem 91390, Israel.

      -----------------------------------------------------------------------
           Name And                     Amount And
          Address Of                     Nature Of
          Beneficial                    Beneficial                 Percent Of
             Owner                       Ownership                  Class(1)
      -----------------------------------------------------------------------
      Amiram Ofir                      5,565,500(2)                  44.8%
      -----------------------------------------------------------------------
      Hannah Ofir                      5,038,000(3)                  42.4
      -----------------------------------------------------------------------
      Ofir Holdings                    4,389,000(4)                  36.9
      -----------------------------------------------------------------------
      Tadayuki Harada                  1,471,500(5)                  12.3
      -----------------------------------------------------------------------
      Tetraktys Inc.                   1,364,000                     11.5
      -----------------------------------------------------------------------
      Ian Buller                         700,250(6)                   5.7
      -----------------------------------------------------------------------
      Matis Cohen                        269,500(7)                   2.2
      -----------------------------------------------------------------------
      Omri Mann                          110,000                       *
      -----------------------------------------------------------------------
      Danny Rothschild                         0                       *
      -----------------------------------------------------------------------
      All Executive Officers           5,945,000(8)                  46.8%
      and Directors as a
      Group (5 persons)
      -----------------------------------------------------------------------

     --------------------
     * Represents less than 1% of our outstanding common stock.

(1) Percentage of beneficial ownership is based upon the 11,893,896 shares of our common stock outstanding as of April 19, 2004, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of that date.
(2) Consists of: (i) 4,389,000 shares of common stock held in the name of Ofir Holdings Limited, a company in which Mr. Ofir shares ownership, (ii) 649,000 shares of common stock jointly owned by Mr. Ofir and his wife, our Secretary, (iii) options to purchase 437,500 shares of common stock, at an exercise price of $.01 per share, granted to Mr. Ofir on January 1, 2003, and (iv) options to purchase 90,000 shares of common stock, at an exercise price of $.001 per share, granted to Mr. Ofir on February 1, 2004.
(3) Consists of: (i) 4,389,000 shares of common stock held in the name of Ofir Holdings Limited, a company in which Mrs. Ofir shares ownership, and (ii) 649,000 shares of common stock jointly owned by Mrs. Ofir and her husband, our Chief Executive Officer and a director of ours.
(4) Ofir Holdings Limited is a company jointly owned by Amiram Ofir, our Chief Executive Officer and director of ours, and Hannah Ofir, our Secretary.
(5) Consists of: (i) 1,364,000 shares of common stock held in the name of Tetraktys, Inc., a company owned by Mr. Harada, and (ii) options to purchase 107,500 shares of common stock, at an exercise price of $.01 per share, granted to Mr. Harada on January 1, 2003.
(6) Includes options to purchase 51,250 shares of common stock, at an exercise price of $.01 per share, granted to Mr. Buller on January 1, 2003.

(7) Consists of: (i) options to purchase 227,500 shares of common stock, at and exercise price of $.01 per share, granted to Mr. Cohen on January 1, 2003, and (iv) options to purchase 42,000 shares of common stock, at an exercise price of $.001 per share, granted to Mr. Cohen on February 1, 2004.
(8) Includes: (i) options to purchase 665,000 shares of common stock, at an exercise price of $.01 per share, granted on January 1, 2003, and (ii) options to purchase 132,000 share of common stock, at an exercise price of $.001 per share, granted on February 1, 2004.

     CONTRACTUAL ARRANGEMENTS REGARDING CHANGES OF CONTROL

         Effective as of April 15, 2004, an agreement and plan of merger was executed by and among our company, Formula Acquisition Corp., a Delaware corporation, and a wholly-owned subsidiary of ours, and VSUS. A summary of the principal terms of the agreement is outlined below. Pursuant to the agreement, Formula Acquisition Corp. merged with and into VSUS, with VSUS being the surviving corporation and, consequently, becoming a wholly-owned subsidiary of ours.

         By virtue of: (i) the percentage of our issued and outstanding shares of common stock acquired upon the effectiveness of the merger by VSUS's stockholders, and (ii) the subsequent resolutions of our board of directors that provided for (a) the election of certain of VSUS's directors to our board of directors; (b) the appointment of certain current of VSUS's officers as officers of ours; and (c) the resignations of the our directors and executive officers, the merger is deemed to have involved a "change of control" of our company.

         The source of the consideration used by VSUS's stockholders to acquire their respective interests in our company was the exchange of shares of VSUS's common stock.

         The primary basis of the "control" by VSUS's stockholders is by stock ownership of shares of our common stock and positions as officers and directors of ours.

         Upon the closing of the merger between Formula Acquisition Corp. and VSUS, and excluding the securities to be exchanged for the VSUS common stock, our outstanding common stock amounted to approximately 57,884 shares, or less than 1% of our post-merger outstanding common stock. Pursuant to the agreement and plan of merger relating to the merger described above, 11,836,012 shares of our common stock were issued to the stockholders of VSUS, pro rata, in exchange for all of their outstanding shares of common stock on the basis of one share for each share of VSUS's common stock owned, or over 99% of the post-merger outstanding common stock.

         Accordingly, we had 11,893,896 shares of common stock issued and outstanding after the merger.


       CERTAIN INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

     EXECUTIVE COMPENSATION TABLE

         The following table discloses, for the years ended March 31, 2002, 2003 and 2004, certain compensation paid to our named executive officers, being (i) our Chief Executive Officer and (ii) our former President, who resigned as of April 15, 2004. No other officer of ours earned more than $100,000 in annual compensation during the fiscal year ended March 31, 2004.

   -------------------------------------------------------------------------
                                                                  Securities
                                                                  Underlying
                                                                   Options/
                Name And                          Salary             SARS
           Principal Position       Year           ($)                (#)
   -------------------------------------------------------------------------
   Amiram Ofir(1)                   2004         $90,000           1,840,000
   Chief Executive Officer and
   Director
   -------------------------------------------------------------------------
   Stephen R. Fry(2)                2004            0                  0
   President and Director           2003            0                  0
                                    2002            0                  0
   -------------------------------------------------------------------------

--------------------

     (1) Mr. Ofir was appointed as our Chief Executive Officer and a director of ours, as of April 15, 2004.
     (2) Mr. Fry resigned as our President and a director of ours, as of April 15, 2004.


     OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants during the year ended March 31, 2004 to the named executive officers.

--------------------------------------------------------------------------------
                                     Percent Of
                     Number Of     Total Options/
                     Securities     SARs Granted
                     Underlying     To Employees   Exercise Or
                    Options/SARS      In Fiscal     Base Price
      Name           Granted (#)        Year          ($/SH)     Expiration Date
--------------------------------------------------------------------------------
Amiram Ofir            90,000          68.0%          $.001         1/31/2009
--------------------------------------------------------------------------------
Stephen R. Fry              0           N/A             N/A             N/A
--------------------------------------------------------------------------------


     AGREEMENTS WITH OUR OFFICERS AND DIRECTORS

         At the effective time of the merger between VSUS and Formula Acquisition Corp., a wholly-owned subsidiary of ours, our officers and directors resigned, and VSUS's officers and directors became officers and directors of ours. The officers and directors in office immediately prior to the reincorporation will continue to serve in their same capacities after the reincorporation, and we will assume certain employment and consulting agreements with several of these officers and directors, as further set forth below. Copies of these agreements are attached to this Proxy Statement as Appendices B, C and D.

         Employment Agreement with Amiram Ofir

         As of April 15, 2004, the effective date of the merger between Formula Acquisition Corp., our wholly owned subsidiary, and VSUS, we assumed an Employment Agreement with Amiram Ofir, our Chief Executive Officer and a director of ours. The agreement commenced on January 1, 2003, and will continue for a period of 5 years. Pursuant to the agreement, Mr. Ofir received a base salary of $90,000 in the first year of the agreement. The base salary will be increased by 10% for each additional year of the agreement. In addition to base salary, the agreement entitles Mr. Ofir to bonuses, at the discretion of the board of directors, use of an automobile and cellular telephone, normal and customary social benefits, and other benefits. The agreement provides for termination by us for "cause," or upon Mr. Ofir's death or disability. If the agreement is terminated by us without "cause," or by Mr. Ofir for "good reason", Mr. Ofir shall be entitled to a payment equal to twice his effective base salary. The agreement contains confidentiality, non-compete and other customary provisions. The Employment Agreement is attached to this Proxy Statement as Appendix B.

         Consulting Agreement with Matis Cohen

         As of April 15, 2004, the effective date of the merger between Formula Acquisition Corp., our wholly owned subsidiary, and VSUS, we assumed a Consulting Agreement with Matis Cohen, our President and a director of ours. The agreement, which provides that Mr. Cohen shall provide financial, marketing, sales and other consulting services to us, commenced on January 1, 2003 and shall continue until December 1, 2005. Pursuant to the agreement, we are currently paying Mr. Cohen a consulting fee totaling $78,000 per year. We also reimburse him for expenses incurred in connection with his consulting services. The agreement may be terminated by either party upon 90 days written notice, or by us upon a breach by Mr. Cohen, which has not been cured within 10 days. The agreement also contains confidentiality and other customary provisions. The Consulting Agreement is attached to this Proxy Statement as Appendix C.

         Consulting Agreement with Danny Rothschild

         As of April 15, 2004, the effective date of the merger between Formula Acquisition Corp., our wholly-owned subsidiary, and VSUS, we assumed a Consulting Agreement with Danny Rothschild, under which Mr. Rothschild shall serve as a strategic consultant and director for our company. The agreement shall continue until terminated by either party upon 60 days notice. In consideration of the services provided by Mr. Rothschild, we will pay him a fee of $7,500 per quarter. Mr. Rothschild is also entitled to a commission of 5% of the net proceeds of any sales generated by his services. In addition, we will also reimburse him for expenses incurred in connection with his consulting services. Also, pursuant to the agreement, Mr. Rothschild may receive options to purchase our common stock, at the discretion of our board of directors. The agreement also contains confidentiality and other customary provisions. The Consulting Agreement is attached to this Proxy Statement as Appendix D.

         COMPENSATION PLANS

         At the time of the reincorporation by merger, we will assume VSUS's 2003 Stock Option Plan. We believe that this plan will help advance our interests, by enhancing our ability to attract and retain employees who are in a position to make significant contributions to our success. Under the terms of the Merger Agreement with VSUS, each option to purchase shares of VSUS's common stock that is outstanding immediately prior to the effective time of the merger, will become an option to purchase our common stock, subject to the same terms and conditions as set forth in the 2003 Stock Option Plan. A summary of the plan is set forth below.

         2003 Stock Option Plan

         The purpose of the 2003 Stock Option Plan is:

     o to retain our employees, officers, directors, consultants and other service providers;

     o to attract new employees, officers, directors, consultants and other service providers, whose services are considered valuable to our company; and

     o to encourage the sense of proprietorship, and to stimulate the active interest of our employees, officers, directors, consultants and other service providers, in our development and financial success.

         As we continue to develop our business, we believe the grant of options, and other forms of equity participation, will become a more important means to retain and compensate employees, officers, directors, consultants and advisors.

         Each option granted pursuant to the 2003 Stock Option Plan will be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option." The following description of the 2003 Stock Option Plan is a summary and does not purport to fully describe the 2003 Stock Option Plan. A copy of the 2003 Stock Option Plan is attached to this Proxy Statement as Appendix G.

         Administration of the Plan. The 2003 Stock Option Plan will be administered by our board of directors. The board of directors will determine on a case-by-case basis:

     o    who is eligible to receive a grant of options;

     o    the timing of the grant;

     o    which options will be granted;

     o    the number of shares to be subject to options;

     o    the duration of options;

     o    any conditions to the exercise of options; and

     o    the manner and price at which options may be exercised.

In making these determinations, the board of directors may take into account:

     o    the nature and period of service of the potential grantees;

     o    their level of compensation;

     o    their past, present and potential contributions to our company; and

     o    such other factors as its deems relevant, in its discretion.

         The board of directors is authorized to amend, suspend or terminate the 2003 Stock Option Plan, except that it is not authorized, without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to:

     o materially increase the number of shares that may be issued under the 2003 Stock Option Plan;

     o materially increase the benefits accruing to the option holders under the 2003 Stock Option Plan;

     o materially modify the requirements as to eligibility for participation in the 2003 Stock Option Plan;

     o decrease the exercise price of an incentive stock option to less than 100% of the Fair Market Value per share of stock on the date of grant; or

     o    extend the term of any option beyond 10 years.

         Unless the 2003 Stock Option Plan is terminated earlier by our board of directors, it will terminate on December 31, 2012.

         Common Stock Subject to the 2003 Stock Option Plan. The 2003 Stock Option Plan provides that options may be granted with respect to a total of 15,000,000 shares of common stock. Under certain circumstances involving a change in the number of shares of common stock, such as a stock split, stock consolidation, or payment of a stock dividend, the class and aggregate number of shares of common stock in respect of which options may be granted under the 2003 Stock Option Plan, the class and number of shares subject to each outstanding option, and the option price per share, will be proportionately adjusted. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 2003 Stock Option Plan.

         Participation. Any employee, officer, director of, and any consultant and other service providers to our company will be eligible to receive stock options under the 2003 Stock Option Plan.

         Option Price. The exercise price of each option will be determined by the board of directors, but may not be less than 100% of the Fair Market Value (as defined in the 2003 Stock Option Plan) of the shares of common stock covered by the option on the date the option is granted in the case of an incentive stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of our capital stock, then the exercise price may not be less than 110% of the Fair Market Value of the common stock covered by the option on the date the option is granted.

         Terms of Options. The board of directors will, in its discretion, fix the term of each option, provided that the maximum term of each option shall be ten years. The 2003 Stock Option Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting our common stock, our board of directors will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2003 Stock Option Plan, and in the number and option price of shares subject to outstanding options granted under the 2003 Stock Option Plan, so that after the event each option holder's proportionate interest will have been maintained.

         Restrictions on Grant and Exercise. Generally, an option may not be transferred or assigned other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order and, during the lifetime of the option holder, may be exercised solely by him. The aggregate Fair Market Value (determined at the time the incentive stock option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year under the 2003 Stock Option Plan, may not exceed $100,000. The board of directors may impose any other conditions to exercise as it deems appropriate.

         Rule 16b-3 Compliance. In all cases, the terms, provisions, conditions and limitations of the 2003 Stock Option Plan shall be construed and interpreted consistent with the provisions of Rule 16b-3 of the Exchange Act of 1934, as amended.

         Withholding of Tax. We are permitted to deduct and withhold amounts required to satisfy our withholding tax liabilities with respect to our employees or, in our discretion, permit the withholding of shares otherwise issuable to the option holder.

         Option Grants. The maximum number of shares of our common stock for which options may be granted under the 2003 Stock Option Plan is 15,000,000. As of the date of this Proxy Statement, options to purchase an aggregate of 5,521,000 shares of common stock are issued and outstanding under the 2003 Stock Option Plan, of which 3,049,750 are currently exercisable at prices ranging between $.001 per share and $.01 per share.

                             2003 STOCK OPTION PLAN

--------------------------------------------------------------------------------
Name and Position                   Dollar Value ($)             Number of Units
-----------------                   ----------------             ---------------
--------------------------------------------------------------------------------
Amiram Ofir                              $1,840                     1,840,000
Chief Executive Officer

--------------------------------------------------------------------------------
Executive Group                          $2,792                     2,792,000

--------------------------------------------------------------------------------
Non-Executive Director                     $0                           0
Group

--------------------------------------------------------------------------------
Non-Executive Officer                      $0                           0
Employee Group

--------------------------------------------------------------------------------

         Other than as set forth above, we do not have any stock option, bonus, profit sharing, pension or similar plan. However, we may adopt such a plan in the future to attract and retain members of management or key employees.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSAL

         Proposals of stockholders that are intended to be presented at the Special Meeting must be received by us no later than May __, 2004, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to the meeting.

                       ADJOURNMENT OF THE SPECIAL MEETING

         In the event that there are not sufficient votes to approve the reincorporation proposal at the time of the Special Meeting, the proposal could not be approved unless it was adjourned in order to permit the further solicitation of proxies from holders of our common stock. Proxies that are being solicited by our board of directors grant discretionary authority to vote for an adjournment if necessary. If it is necessary to adjourn the Special Meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the stockholders other than an announcement of such time and place at the Special Meeting. A majority of the shares represented and voting at the Special meeting is required to approve the adjournment, regardless of whether there is a quorum present at the Special Meeting.


                                  OTHER MATTERS

         We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the board of directors may recommend.


                                  MISCELLANEOUS

         We request brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of our common stock. Additional copies of this Proxy Statement may be obtained at no charge from our transfer agent Atlas Stock Transfer, located at 5899 S. State Street, Suite 24, Salt Lake City, Utah 84107.



                                                         FORMULA FOOTWEAR, INC.


                                                         /s/ Amiram Ofir
                                                         -----------------------
                                                         Amiram Ofir
                                                         Chief Executive Officer

Jerusalem, Israel
May 6, 2004

                                   APPENDICES


A. Agreement and Plan of Merger, by and between Formula Footwear, Inc. and VSUS Technologies Incorporated, dated April 20, 2004

B. Employment Agreement, between VSUS Technologies Incorporated and Amiram Ofir, dated January 1, 2003

C. Consulting Agreement, between VSUS Technologies Incorporated and Matis Cohen, dated January 1, 2003

D. Consulting Agreement, between VSUS Technologies Incorporated and Danny Rothschild, dated January 1, 2004

E.   Certificate of Incorporation of VSUS Technologies Incorporated

F.   Bylaws of VSUS Technologies Incorporated

G.   2003 Stock Option Plan of VSUS Technologies Incorporated

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made as of April 20, 2004, by and between Formula Footwear, Inc., a Utah corporation ("Formula") and VSUS Technologies Incorporated, a Delaware corporation ("VSUS") (Formula and VSUS shall sometimes be referred to herein collectively as the "Constituent Corporations").

                                   BACKGROUND

         WHEREAS, Formula is a corporation duly organized and existing under the laws of the State of Utah, and VSUS is a corporation duly organized and existing under the laws of the State of Delaware.

         WHEREAS, the authorized capital stock of Formula consists of 50,000,000 shares of common stock, $.001 par value per share (the "Formula Common Stock"), of which 11,893,896 shares are issued and outstanding; and

         WHEREAS, the authorized capital stock of VSUS consists of: (i) 100,000,000 shares of common stock, $.001 par value ("VSUS Common Stock"), of which 11,836,012 shares are issued and outstanding and held by Formula, and (ii) 20,000,000 shares of preferred stock, $.001 par value ("VSUS Preferred Stock"), of which no shares are issued or outstanding; and

         WHEREAS, the respective boards of directors of the Constituent Corporations deem it advisable and in the best interests of their respective corporations and stockholders that Formula be merged with and into VSUS pursuant to the terms and conditions set forth in this Agreement (the "Merger"); and

         WHEREAS, the respective Boards of Directors of the Constituent Corporations have approved this Agreement by resolutions duly adopted by them in accordance with the laws of their respective jurisdictions of incorporation; and

         WHEREAS, the Constituent Corporations wish to effect the Merger as a plan of reorganization in accordance with the provisions of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and in accordance with applicable law, the parties hereto do hereby adopt the plan of reorganization encompassed by this Agreement, and do hereby agree that Formula shall merge with and into VSUS in accordance with the following terms and conditions:

1. MERGER

         1.1 Merger; Surviving Corporation.

         (a) The effective time of the Merger (the "Effective Time") will occur at the latest of: (i) the time and date that the stockholders of each of Formula and VSUS have approved this Agreement and the Merger, (ii) the time and date that a Certificate of Merger is duly filed with the Secretary of State of Delaware with respect to the Merger, or such later date and time as is set forth therein, and (iii) the time and date that Articles of Merger are duly filed with the Utah Division of Corporations and Commercial Code with respect to the Merger, or such later date and time as is set forth therein.

         (b) At the Effective Time, Formula will be merged with and into VSUS, with VSUS being the surviving corporation of the Merger (the "Surviving Corporation"). At the Effective Time, the corporate existence of Formula will cease, and the Surviving Corporation will succeed to all of the business, properties, assets, and liabilities of the Constituent Corporations.

     1.2 Certificate Of Incorporation and Bylaws.

         (a) From and after the Effective Time, the Certificate of Incorporation of VSUS, as in effect immediately prior to the Effective Time, will be the Certificate of Incorporation of the Surviving Corporation, until altered, amended, or repealed in accordance with the laws of the State of Delaware.

         (b) From and after the Effective Time, the Bylaws of VSUS, as in effect immediately prior to the Effective Time, will be the Bylaws of the Surviving Corporation, until altered, amended, or repealed in accordance with the laws of the State of Delaware.

     1.3 Directors And Officers.

         (a) The number of directors of VSUS immediately prior to the Effective Time will be the number of directors of the Surviving Corporation from and after the Effective Time, until such number is altered in accordance with the laws of the State of Delaware. The directors of VSUS immediately prior to the Effective Time will be the directors of the Surviving Corporation from and after the Effective Time and will hold office from and after the Effective Time in accordance with the Bylaws of the Surviving Corporation until their respective successors are duly appointed or elected and qualified.

         (b) The officers of VSUS immediately prior to the Effective Time will be the officers of the Surviving Corporation from and after the Effective Time and will hold the same offices from and after the Effective Time in accordance with the By-laws of the Surviving Corporation until their respective successors are duly appointed or elected and qualified.

     1.4 Terms Of Merger.

         (a) At the Effective Time, the shares of capital stock of Formula will be converted into shares of capital stock of VSUS as follows:

                  (i) each share of Formula Common Stock issued and outstanding immediately before the Effective Time will, automatically and without further act of Formula, VSUS, or any holder thereof, be extinguished and converted into one issued and outstanding and fully paid and non-assessable share of VSUS Common Stock subject to the same terms, conditions, and restrictions, if any, as existed immediately before the Effective Time; and

                  (ii) any share of Formula Common Stock held in the treasury immediately before the Effective Time will, automatically and without further act of Formula or VSUS, be extinguished and converted into one fully paid and nonassessable share of VSUS Common Stock to be held in the treasury of VSUS subject to the same terms, conditions, and restrictions, if any, as existed immediately before the Effective Time.

         (b) Each person who, as a result of the Merger, holds one or more certificates representing one or more shares of Formula Common Stock may surrender any such certificate to VSUS, and, upon such surrender, VSUS will, within a reasonable time, deliver to such person, in substitution and exchange therefor, one or more certificates evidencing the number of shares of VSUS Common Stock, that such person is entitled to receive in accordance with the terms of this Agreement, in substitution for the number of shares of Formula Common Stock represented by each certificate so surrendered; provided, however, that no such holder will be required to surrender any such certificate until such certificate otherwise would be surrendered for transfer on the books of the issuing corporation in the ordinary course of business.

         (c) At the Effective Time, all of the shares of capital stock of VSUS issued or outstanding immediately before the Effective Time will, automatically and without further act of Formula, VSUS, or any holder thereof, be cancelled and cease to exist, without any consideration being payable therefor.

         (d) At the Effective Time, the Surviving Corporation shall assume all obligations of Formula under any employee benefit plan in effect as of such date, with respect to which employee rights or accrued benefits are outstanding as of such date. Each option, warrant or other right to purchase shares of Formula Common Stock outstanding immediately before the Effective Time will, automatically and without further act of Formula, VSUS, or any holder thereof, become an option, warrant or other right (as applicable) to purchase shares of VSUS Common Stock, subject to the same terms and conditions and at the same option price applicable to such option, warrant or other right immediately before the Effective Time.

2. MISCELLANEOUS

         2.1 Consent To Service Of Process. VSUS hereby consents and agrees, effective as of the Effective Time, to be sued and served with process in the State of Utah in any proceeding for the enforcement of any obligations of Formula and in any proceeding for the enforcement of the rights, if any, of a dissenting stockholder of Formula against VSUS. VSUS hereby irrevocably appoints the Utah Division of Corporations and Commercial Code as its agent to accept service of process in any such proceeding from and after the Effective Time.

         2.2 Accounting Matters. Except as herein provided with respect to the cancellation of the outstanding shares of Formula, the assets, liabilities, reserves, and accounts of Formula and VSUS will be taken up or continued on the books of VSUS in the respective amounts at which such assets, liabilities, reserves, and accounts have been carried on the books of Formula and VSUS immediately before the Effective Time, subject to such adjustments, and such elimination of intercompany items, as may be appropriate to give effect to the Merger.

         2.3 Expenses Of Merger. From and after the Effective Time, VSUS will pay all unpaid expenses of carrying this Agreement into effect and accomplishing the Merger.

         2.4 Further Assurances. If, at any time from and after the Effective Time, VSUS believes or is advised that any further assignment or assurance in law is necessary or desirable to vest in VSUS the title to any property or rights of Formula, the proper officers of VSUS are hereby authorized, in the name of Formula or otherwise, to execute and make all such proper assignments and assurances in law, and to do all other things necessary or proper to vest such property or rights in VSUS and otherwise to carry out the purposes of this Agreement.

         2.5 Approval. This Agreement will be submitted for approval by the holders of Formula Common Stock at an annual or special meeting of stockholders, or Formula will acquire the necessary shareholder consents pursuant to applicable law. The execution of this Agreement constitutes the approval hereof, and of the transactions contemplated hereby, by written consent of Formula in its capacity as sole stockholder of VSUS.

         2.6 Termination and Abandonment. At any time before the Effective Time and for any reason, this Agreement may be terminated and abandoned by the board of directors of either party, notwithstanding approval of this Agreement by the stockholders of Formula and VSUS. Upon any such termination, this Agreement will become null and void and have no force or effect, without any liability to any person on the part of Formula or VSUS or their respective stockholders, directors, or officers.

         2.7 Amendment. At any time before the Effective Time and for any reason, this Agreement may be amended, notwithstanding approval of this agreement by the stockholders of Formula or VSUS, by an agreement in writing executed in the same manner as this Agreement; provided, however, that after approval of this Agreement by the stockholders of Formula, this Agreement may not be amended, without such further approval as is required by law, to the extent that such amendment would: (i) alter or change the amount or kind of shares to be received by the stockholders of VSUS or Formula in the Merger, (ii) alter or change any term of the Certificate of Incorporation of VSUS, or (iii) effect any alteration or change that would adversely affect the stockholders of Formula or VSUS.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                            FORMULA FOOTWEAR, INC.,
                                            a Utah corporation


                                            By: /s/ Amiram Ofir
                                                --------------------------------
                                                Name: Amiram Ofir
                                                Title: Chief Executive Officer



                                            VSUS TECHNOLOGIES INCORPORATED,
                                            a Delaware corporation


                                            By: /s/ Matis Cohen
                                                --------------------------------
                                                Name: Matis Cohen
                                                Title: President

                              EMPLOYMENT AGREEMENT


              This Agreement is signed this 1 day of January, 2003


                                 By and Between

                           SAFE MAIL DEVELOPMENT LTD.
                        a company duly incorporated under
                         the laws of the State of Israel
                                 (the "COMPANY")

                                       and

                         AMIRAM OFIR, I.D. No. 51615185
                                (the "EMPLOYEE")



WHEREAS,                 the Company wishes to retain the Employee as its CEO;
                         and

WHEREAS, the Company and the Employee agreed to set forth in writing the terms and conditions of their understandings regarding the employment;

NOW, THEREFORE,          with the foregoing recitals being an essential part
                         hereof, and in consideration of the respective agreements of the parties, it is agreed as follows:


1. INTERPRETATIONS

1.1. The preamble and all exhibits hereto form an integral part of this Agreement.

1.2. Headings are included for convenience only, and shall not affect the interpretation of this Agreement.

2. ENGAGEMENT The Company hereby agrees to engage the Employee, and the Employee hereby agrees to be engaged by the Company as Chief Executive Officer. In such position, Employee shall have the customary powers, responsibilities and authorities of officers in such positions of corporations of the size, type and nature of the Company including being generally responsible for the day-to-day operations of Employer's business. Employee shall perform such duties and exercise such powers commensurate with his positions and responsibilities as shall be determined from time to time by the Board of Directors of the Company (the "Board") and shall report directly to the Board. Neither Employee's title nor any of his functions nor the manner in which he shall report shall be adversely changed, diminished or otherwise adversely affected in any material manner during the term of Employees employment with the Company without his prior written consent. In addition, during Employee's employment hereunder, Employee shall serve as Chairman of the Board of the Company and of Vsus Technologies Inc. and CEO of Vsus Technologies Inc.

2.1. The Employee shall use his best endeavors to further the prosperity, reputation and business interests of the Company and shall well and faithfully serve the Company to the best of his ability.

2.2. The Employee hereby undertakes not to engage during the term of his employment with the Company in any work not within the scope of his employment with the Company pursuant to this Agreement, without obtaining the written consent of the Company.

3. TERM This Agreement shall commence on January 1, 2003 and shall continue until terminated according to 0 hereof, provided, however, that the term of employment will not end before December 31, 2007.

4. REMUNERATION

4.1. Employee during the period of his employment hereunder shall be such salary and other benefits as may be agreed upon in writing between the Company and the Employee from time to time. Provided however, that the initial remuneration package attached hereto as Annexure 4.2 shall not be decreased during the term of Employee's employment hereunder. Employee shall be entitled to such further increases, if any, in his remuneration as may be determined from time to time in the sole discretion of the Board.

4.2. The initial remuneration package shall be as specified in Annexure 4.2, incorporated into this Agreement as an essential part hereof.

4.3. Employee shall be eligible to receive bonuses at such times and in such amounts as the Board shall determine in its sole and absolute discretion on the basis of the performance of the Employee; provided that Employee shall participate in all bonus plans available to executive officers generally at a level commensurate with his position.

4.4. The Employee shall be entitled each year to a vacation (annual leave) of 30 working days. The Employee shall be entitled to accumulate annual vacation from year to year, in whole or in part, up to an accumulated vacation of sixty (60) working days, or as otherwise expressly approved in writing by the Company.

4.5. The Employee shall be entitled to up to 30 days full paid sick leave per calendar year.

4.6. The Company shall provide Employee with a managers insurance policy. The Company will pay as a premium for a manager's insurance policy for the Employee an amount equal to

         (a) 8.33% of each monthly base salary as severance pay;

         (b) 5% of each monthly base salary for pension benefits; and

         (c) 2.3% of each monthly base salary for disability insurance (Shalva).

         (d) The Company will deduct 5% of the Employee's base salary each month and shall apply such deduction towards the Employee's contributions to the above Managers insurance policy.

Upon termination of the Employee's employment with the Company for any reason, the Company shall assign to the Employee all rights, title and interest to the Manager's Insurance Policy.

4.7. The Company shall contribute to an education fund an amount equal to 7.5% of each monthly base salary of the Employee. The Company will deduct 2.5% of the Employee's base salary each month and shall apply such deduction as the Employee's contribution to such education fund.

4.8. The Company shall furnish for the use of the Employee a motorcar. The Company will bear all expenses incidental and necessary for registration, insurance, running (including gas), maintenance and repair of the motorcar. The motorcar may be purchased or leased by the Company at its sole discretion.

4.9. The Company shall furnish for the use of Employee a cellular telephone, and the Company shall bear all the expenses for using such telephone. The Company shall also pay Employee's home Internet bills as they come due.

4.10. The Employee shall be entitled to reimbursement for all reasonable expenses incurred or paid by the Employee for promoting the business of the Company, including expenses for travel, meals, telephone calls and lodging, and similar items. Employee shall provide all vouchers, receipts and documents as may be required from time to time. The Company shall bear all expenses relating to tax payments or any other fees due for payment by the Employee, with respect to the above described reimbursement of expenses that were paid by the Employee.

4.11. The Employee shall be entitled to a "thirteenth salary" and "Demai Ha'avrah".

5. TERMINATION BY COMPANY

5.1. Employee's employment hereunder may be terminated by the Company for cause. For purposes of this Agreement, "cause" shall mean (i) Employee's failure to substantially perform duties hereunder consistent with the terms hereof within 15 business days following Employee's receipt of written notice of such failure (which notice shall have been authorized by the Board of Directors and shall set forth in reasonable detail the purported failure to perform and the specific steps to cure such failure, which shall be consistent with the terms hereof),
(ii) misappropriation of Company funds or willful misconduct which results in material damage to the Company, (iii) Employee's conviction of, or plea of nolo contendere to, any crime constituting a felony under the laws of the State of Israel, or any crime constituting a misdemeanor under any such law involving moral turpitude or (iv) Employee's material breach of any of the material provisions of this Agreement, which breach Employee has failed to cure within 30 business days after receipt of written notice by Employee of such breach. Any termination of Employee's employment pursuant to this Section 5.1 shall be made by delivery to Employee of a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board at an actual meeting of the Board called and held for that purpose (after 30 days prior written notice to Employee and a reasonable opportunity for Employee to be heard before the Board prior to such vote) finding that in the good faith judgment of the Board, Employee was guilty of conduct set forth in any of clauses (i) through (iv) above and specifying the particulars thereof.

5.2. Employee's employment hereunder shall terminate upon his death or if Employee becomes physically or mentally incapacitated and is therefore unable (or will, as a result thereof, be unable) to perform his duties for a period of six (6) consecutive months or for an aggregate of twelve (12) months in any twenty-four (24) consecutive month period (such incapacity is hereinafter referred to as "Disability"). If the Company terminates Employee's employment under the terms of this Agreement and Employee does not receive disability insurance payments under the terms hereof in an amount at least equal to the then effective Employee's base salary pursuant to a policy maintained and paid for by the Company, the Company shall be responsible to continue to pay Employee's base salary during the then remaining term of this Agreement to the extent required to bring Employee's annual compensation (together with disability payments) up to the amount equal to Employee's base salary immediately prior to the termination for disability. Any question as to the existence of the Disability of Employee as to which Employee and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to Employee and the Company.

5.3. Upon termination of Employee's employment hereunder as a result of death, Employee's estate or named beneficiary(ies) shall receive from the Company (x) employee's base salary at the rate in effect at the time of Employee's death through the end of the month in which his death occurs and a pro rata bonus payment with respect to that portion of the year lapsed prior to his death based on the bonus paid to Employee for the current year, and (y) the proceeds of any life insurance policy maintained for his benefit by the Company pursuant to this Agreement (or the plans and policies of the Company generally).

5.4. All other benefits, if any, due Employee following Employee's termination of employment pursuant to this Section 5 shall be determined in accordance with the plans, policies and practices of the Company and shall be at least equal to those received by most senior executives and no senior executive shall receive any fringe benefit that Employee does not receive.

5.5. If Employee's employment is terminated by the Company without cause (other than by reason of Disability or death) or Employee resigns for Good Reason then Employee shall be entitled to a lump sum cash payment from the Company, payable within 10 days after such termination of employment, in an amount equal to two
(2) times the Employee's annual base salary (as in effect as of the date of such termination) and immediately prior year's bonus. All other benefits, if any, due Employee following Employee's termination of employment pursuant to this Section
5.6 shall be determined in accordance with the plans, policies and practices of the Company and shall be at least equal to those received by the most senior executives.

For purposes of this Agreement "Good Reason" shall mean:

         (a) Any material breach by the Company of this Agreement; or

         (b) The failure of the Board of Directors to elect the Employee as an officer of the Company with the positions set forth in Section 2 hereof during the Term, unless

Employee provides prior written consent; provided that the foregoing events shall not be deemed to constitute Good Reason unless Employee shall have notified the Board in writing of the occurrence of such event(s) and the Board shall have failed to have cured or remedied such event(s) within 30 business days of its receipt of such written notice.

5.6. Upon termination of the employment, the Employee shall return to the Company all books, records, documents, tools, equipment, automobiles, keys, business cards and any other articles belonging to the Company and such other work-related writings as the Company deems reasonable to receive back from the Employee.

6. CONFIDENTIAL INFORMATION; INVENTIONS; NONCOMPETITION.

6.2.1. In consideration of the Company's agreements hereunder, and in further consideration of the benefits accruing to the Employee hereunder, the Employee hereby agrees that he shall not, directly or indirectly, disclose or use at any time, either during or subsequent to his employment with the Company, any trade secrets or other confidential information, whether patentable or not, of the Company, its parent or its affiliates now or hereafter existing, including but not limited to, any

6.2.1.1. processes, formulas, trade secrets, innovations, inventions, discoveries, improvements, research or development and test results, specifications, data and know-how;

6.2.1.2. marketing plans, business plans, strategies, forecasts, unpublished financial information, budgets, projections, product plans and pricing;

6.2.1.3. personnel information, including organizational structure, salary, and qualifications of employees;

6.2.1.4. customer and supplier information, including identities, product sales and purchase history or forecasts and agreements; and

6.2.1.5. any other information which is not known to the public,

(collectively, "Confidential Information"), of which the Employee is or becomes informed or aware during the Employment Period, whether or not developed by the Employee, except

6.2.1.6. as may be reasonably required for the Employee to perform the Employee's employment duties with the Company;

6.2.1.7. to the extent such information becomes generally available to the public through no wrongful act of the Employee;

6.2.1.8. information which has been disclosed without restriction as a result of a subpoena or other legal process, after the Company has had the opportunity to request a suitable protective order for such information; or

6.2.1.9. with the Company's prior written authorization.

6.2.2. This covenant shall survive the termination of the Employee's employment hereunder, and shall remain in effect and be enforceable against the Employee for so long as any such Confidential Information retains economic value, whether actual or potential, from not being generally known to other persons who can obtain economic value from its disclosure or use.

6.2.3. The Employee agrees to execute such further agreements and/or confirmations of the Employee's obligations to the Company concerning non-disclosure of Confidential Information as the Company may reasonably require from time to time.

6.2.4. Upon termination of the Employee's engagement at any time, the Employee shall promptly deliver to the Company all physical and electronic copies and other embodiments of Confidential Information and all memoranda, notes, notebooks, records, reports, manuals, drawings, blueprints and any other documents or things belonging to the Company, and all copies thereof, in all cases, which are in the possession or under the control of the Employee.

6.3. INVENTIONS AND DISCOVERIES

6.3.1. The Employee hereby assigns to the Company or its designated affiliates all of the Employee's rights, title and interest in and to all inventions, copyrightable works, Confidential Information, discoveries, processes, designs, works of authorship and other intellectual property and all improvements on existing inventions, discoveries, processes, designs, works and other intellectual property made or discovered by the Employee during his employment with the Company (collectively, "Inventions").

6.3.2. Promptly upon the development, making, creation, or discovery of any invention, discovery, process, design, work, intellectual property or improvement, the Employee shall disclose the name to the Company and shall execute and deliver to the Company such reasonable documents as the Company may request to confirm the assignment of the Employee's rights therein, and if requested by the Company, shall assist the Company, and shall execute any necessary documents, at the Company's expense, in applying for and prosecuting any patents and any trademark or copyright registration which may be available in respect thereof.

6.3.3. Notwithstanding the foregoing, the Company hereby notifies the Employee that the provisions of this 0 shall not apply to any Inventions developed by the Employee and which are not related to the business of the Company or to actual research or development of the Company.

6.3.4. The Employee further agrees that the wages provided for the Employee's services shall be his sole compensation for the assignment to the Company of all rights to Inventions and other rights granted to the Company under this Agreement.

6.3.5. In case any Invention is described in a patent application or is disclosed to third parties by the Employee within one (1) year after termination of the Employee's employment hereunder and his retirement of his position in the Company, it shall be presumed that the Invention was conceived or made during the period of the Employee's employment for the Company, and the Invention shall be assigned to the Company as provided by this Agreement, provided it relates to the Employee's work with the Company.

6.4 NONCOMPETITION REPRESENTATIONS.

6.4.1. The Employee acknowledges that by virtue of his employment by, and relationship with, the Company, he has and will continue to acquire Confidential Information as well as a special knowledge of the business methods, customer relationships and goodwill of the Company, which are all valuable, unique and proprietary assets of the Company.

6.4.2. The Employee further acknowledges that:

6.4.2.1. in the course of his duties hereunder he will participate in a significant manner in developing said Confidential Information or relationships and goodwill,

6.4.2.2. activities by the Employee detrimental to said Confidential Information or relationships and goodwill or attempts by the Employee to use or otherwise capitalize on said Confidential Information, relationships and goodwill might cause substantial harm and economic disadvantage to the Company and severely reduce the value of the Company, and

6.4.2.3. the Company has legitimate protectable interests in avoiding such detrimental actions in order to preserve its competitive position in the industry.

6.4.3. In return for the consideration described in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as a condition precedent and inducement to the Company to enter into this Agreement, the Employee hereby represents, warrants, and covenants as follows:

6.4.3.1. The Employee has executed and delivered this Agreement as his free and voluntary act, after having determined that the provisions contained herein are of a material benefit to him, and that the duties and obligations imposed on him hereunder are fair and reasonable and will not prevent him from earning a livelihood following the termination of his employment with the Company;

6.4.3.2. The Employee has read and fully understands the terms and conditions set forth herein, has had time to reflect on and consider the benefits and consequences of entering into this Agreement, and has had the opportunity to review the terms hereof with an attorney or other representative, if he so chooses;

6.4.3.3. The execution and delivery of this Agreement by the Employee do not and the full and proper performance of his duties and obligations hereunder will not conflict with, or result in a breach of or constitute a default under, any agreement or contract, whether oral or written, to which the Employee may be bound.

6.5 NONCOMPETITION COVENANT.

6.5.1. The Employee agrees that at all times during his employment with the Company and thereafter until the first anniversary of the termination or expiration of the Employment Period and his directorship (the "Non-competition Period"), the Employee shall not, except on behalf of the Company, directly or indirectly, Participate in any Competitive Business (as each of such terms is defined below).

6.5.2. For purposes of this Agreement, the term:

6.5.2.1. "Participate" means to have any direct or indirect interest, participation or involvement, whether as an officer, director, employee, partner, sole proprietor, agent, representative, independent contractor, consultant, creditor, owner, stockholder or otherwise; and

6.5.2.2. "Competitive Business" means any enterprise, venture or proprietorship engaged in the development, manufacture, sale, licensing and/or distribution of any information, products and/or services that are the same as or substantially similar to the information, products and/or services provided (or in development and proposed to be provided) by any business unit or division within the Company in which the Employee was employed in.

6.6. NON SOLICITATION OF EMPLOYEES.

6.6.1. The Employee recognizes that he will possess confidential information about other Employees of the Company, its subsidiaries and affiliates relating to their education, experience, skills, abilities, compensation and benefits, and inter-personal relationships with customers of the Company, its subsidiaries and affiliates.

6.6.2. The Employee recognizes that the information he will possess about these other employees is not generally known, is of substantial value to the Company, its subsidiaries and affiliates in developing their business and in securing and retaining customers, and has been and will be acquired by him because of his business position with the Company, its subsidiaries and affiliates.

6.6.3. The Employee agrees that, for a period of one year following termination of his employment with the Company, he will not, directly or indirectly, solicit or recruit any employee of the Company, its subsidiaries or affiliates for the purpose of being employed by him or by any competitor of the Company, its subsidiaries or affiliates on whose behalf he is acting as an agent, representative or employee and that he will not convey any such confidential information or trade secrets about other employees of the Company, its subsidiaries and affiliates to any other person.

7. INDEMNIFICATION AND INSURANCE The Company undertakes to take all legally permissible actions to indemnify and insure the Employee against liability for breach of duty of care towards the Company or a third party, except in cases that a court of competent jurisdiction renders a final non appealable decision that the Employee acted in bad faith and breached his fiduciary duties to the Company.

8. NOTICES Any notice required or permitted under this Agreement shall be given in writing to the address set forth below each parties signature hereto. Notice may be given (i) by registered or certified mail, postage prepaid, return receipt requested, effective 7 days after posting, (ii) by confirmed fax, effective on the next business day in recipient's location, or (iii) by messenger or courier, effective upon receipt.

9. WAIVER OF BREACH The failure or waiver of any party to execute, in any respect, any right provided for by this Agreement shall not be deemed a waiver of any further or future right hereunder.

10. ASSIGNMENT The Employee acknowledges that the services rendered by him are unique and personal. Accordingly, the Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Company under this Agreement shall be passed on to, and shall be binding upon, the successors or assigns of the Company. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all of the assets and business of the Company whether by operation of law or otherwise.

11. GOVERNING LAW This Agreement shall be governed by and construed in accordance with the laws of the State of Israel.

12. SEVERABILITY The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

13. ILLEGALITY If any term of this Agreement is held to be illegal or contrary to public policy or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement.

14. ENTIRE AGREEMENT This Agreement contains the entire understanding of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

THE COMPANY                             THE EMPLOYEE
SAFE MAIL DEVELOPMENT LTD.              AMIRAM OFIR

By:  /s/ Matis Cohen                    /s/ Amiram Ofir
   ----------------------------------   ----------------------------------------

Title:                                  Address:
      -------------------------------           --------------------------------

                                        ----------------------------------------
Address:
        -----------------------------   ----------------------------------------
                                        Tel:
-------------------------------------       ------------------------------------
                                        Fax:
-------------------------------------       ------------------------------------
Tel:
    ---------------------------------
Fax:
    ---------------------------------

THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES TO ALL OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND HEREBY GUARANTEES ALL OF THE OBLIGATIONS OF THE COMPANY UNDER SUCH AGREEMENT.


VSUS TECHNOLOGIES INC.

By:  /s/ Matis Cohen
   -------------------------------

Title:
      ----------------------------

Address:
        --------------------------

----------------------------------

----------------------------------
Tel:
    ------------------------------
Fax:
    ------------------------------

                                                     ANNEXURE 4.2 - REMUNERATION

1. SALARY

1.1. The Company shall pay to the Employee a base salary (the "base salary") of the NIS equivalent (as determined by the Representative Rate of the US Dollar as published by the Bank of Israel on the first day of each month) of US$7,500 per month, payable on the second day of each month during the term of this Agreement. This base salary will be increased by 10% annually.

1.2. The Employee's salary will be subject to withholding taxes and other deductions at source, including the Employee's share of any social benefit requirements as may be required by law.

1.3. The Company shall pay all of the Employee's salary and benefits during the Employee's mandatory reserve military service. The Employee shall provide the Company with authorization from the army regarding reserve service in order to allow the Company to claim amounts due it from the National Insurance Institute.

                              CONSULTING AGREEMENT



                        Made this 1 day of January, 2003

                                     Between

                          Safe Mail International Ltd.,
                             Registration No. 414840
                        a Company duly incorporated under
                     the laws of the British Virgin Islands
                                 (the "COMPANY")

                                       and

                                Mr. Matis Cohen,
                                 I.D. 701133035
                               (the "CONSULTANT").


WHEREAS the Company wishes to hire the services of the Consultant for the purpose of providing consulting services to the Company; and

WHEREAS the Consultant warrants that he is able and willing to perform his duties upon the terms and conditions set forth in this Agreement;

NOW, THEREFORE,             in consideration of the foregoing and the mutual
                            promises and covenants contained herein, the parties hereto agree as follows:

1. ENGAGEMENT Subject to the terms and conditions of this Agreement, the Company hereby engages the Consultant as a non-exclusive consultant to the Company in the field of the business of the Company, as specified in 0 below and the Consultant accepts such engagement.

2. DUTIES OF THE CONSULTANT The Consultant shall provide the Company with the consulting services, for a limited period specified in 0 hereunder. The consulting services, shall include, among others, the following services:

2.1. Consulting services in connection with the financing and funding, distribution, marketing and/or selling of the Company's products; and general managerial activities.

2.2. Any additional general consulting services in connection with the subject matter mentioned in 0 above, as may be required by the Company from time to time, (collectively, the "Consulting Services").

2.3. The Consultant shall not be entitled, under any circumstances, to undertake on behalf of the Company and/or to bind the Company towards any third party in any way whatsoever (unless a specific prior written consent has been given by the Company).

2.4. The Consultant shall perform all the Consulting Services under this Agreement personally.

2.5. The Consultant shall submit to the Company monthly, reports indicating and detailing the hours worked by the Consultant, including detailed tasks performed by the Consultant during such hours.

2.6. The Consultant shall perform the services at the Company's premises or at any other location as the Company may decide from time to time. The Consultant may be required to travel abroad, including for the purposes of attending at the Company's potential customers, partners, distributors, etc.

2.7. The Consultant shall keep records of all work undertaken in relation to the provision of the Consulting Services and, at the Company's request, shall make them available for inspection and/or provide copies to the Company.

2.8. The Consultant warrants and undertakes that there is no legal, commercial, contractual or other restriction, which precludes or might preclude the Consultant from completely performing his obligations pursuant to the Agreement.

3. DURATION

3.1. This Agreement shall commence on January 1, 2003 and shall terminate on December 31, 2005. Thereafter, either party may, for any reason whatsoever, terminate this Agreement upon 90 days written notice to the other party.

3.2. Notwithstanding anything to the contrary herein contained, the Company shall have the right to terminate this Agreement, with immediate effect, in the event that the Consultant shall have breached this Agreement or any of his duties under this Agreement and such breach shall not have been cured within 10 days of the date the Consultant shall have been notified of such breach. The Consultant shall, immediately upon termination or expiration of this Agreement, for any reason whatsoever, return to the Company all documents, CD's or other magnetic media, letters, reports and any other material relating to the Company's business, as well as any equipment and/or other property belonging to the Company placed at his disposal, and shall delete any data relating to the Company or its business from his computers.

4. CONSIDERATION

4.1. In consideration for the provision of the Consulting Services, the Company shall pay the Consultant a monthly consulting fee of US$5,000, exclusive of VAT for the period ending Dec 31 2003 and thereafter a monthly consulting fee of US$6,500, exclusive of VAT (the "Consulting Fee").

4.2. Within 10 days after the end of each calendar month, the Consultant shall furnish the Company with a tax invoice in respect of the Consulting Services rendered during that month, together with the monthly report. The Company shall pay the Consulting Fee to the Consultant not later than 15 days after receipt of such invoice. The Consultant shall provide the Company with a receipt no later than 7 days after the receipt of the Consulting Fee.

4.3. The Consultant shall be entitled to reimbursement of any direct (out of pocket) expenses actually incurred and paid in the rendering of the Consulting Services, including communications (Cell phone telephone Internet) and car allowance, such expenses shall be followed by a report of expenses, inclusive of a tax invoice from the Consultant, shall have been submitted to the Company. In the event that the Consultant is required to travel abroad, the Company shall reimburse any direct (out of pocket) expenses, including flights and accommodation.

4.4. The consideration detailed in this 0 shall be the Consultant's sole compensation under this Agreement, and he (or any third party on his behalf) shall not be entitled to receive any further compensation of any kind whatsoever in connection with the performance of his duties under this Agreement.

5. CONFIDENTIALITY AND PROPRIETARY RIGHTS

5.1. The Consultant hereby expressly undertakes to maintain any information of a confidential nature, of any kind, whether written or otherwise, related to the Company and/or any of its affiliates and /or any of its products and/or services (or any part thereof), the Company's business, or any part thereof ("Confidential Information") which has been, or will in the future be disclosed:

5.1.1. to the Consultant in the rendering of the Consulting Services to the Company; or

5.1.2. under circumstances imposing an obligation of confidentiality, in strict confidence at all times, and the Consultant shall not use Confidential Information (or any part of it) in any manner, nor disclose, transmit, inform or make available to any entity, person or body, any of the Confidential Information except as provided herein.

5.2. The Consultant further undertakes to engage in all reasonable action required to preserve and protect the Confidential Information and the Company's rights to that information.

5.3. The Consultant hereby acknowledges the right, title and interest of the Company in and to the Confidential Information. The Consultant shall not, at any time, infringe, contest, dispute or question such right, title or interest or aid others in doing so, directly or indirectly.

5.4. The disclosure to the Consultant of the Confidential Information or his use of the Confidential Information under this Agreement shall not be construed in any way as granting the Consultant any right or license with respect to the Confidential Information other than the right to use same strictly in accordance with the terms and conditions of this Agreement.

5.5. The Consultant hereby, and for no additional consideration, irrevocably assigns, and undertakes to assign in the future, to the Company, all and any right, title and interest in and to all inventions, developments, ideas, trade secrets, professional secrets, innovations, Confidential Information, designs, inventions and any other rights (whether patentable or unpatentable and whether or not reduced to practice) made or discovered by the Consultant (or with the Consultant) in the course, and/or as a result, of providing the Consulting Services to the Company. The Company may protect any invention and/or patent and/or trade secret and/or professional secret and/or innovation as aforesaid by way of registration and/or in any other manner. The costs associated with any registration and or assignment contemplated by this 0 shall be borne by the Company.

5.6. The Consultant undertakes that, upon demand by the Company, on termination of this Agreement for any reason whatsoever and for a period of 12 months thereafter, he shall sign any document which, in the discretion of the Company and/or those deriving title under it, is required in order to file an application for patent or copyright protection (or any other intangible right capable of registration), in order to protect the interests of the Company and/or those deriving title under it in any invention and/or patent and/or trade secret and/or profession secret and/or innovation as aforesaid.

5.7. The provisions of this 0 shall survive the termination of this Agreement or the relations between the parties.

6. RESTRAINT OF TRADE The Consultant agrees that he shall not, during the period of this Agreement and for a period of 12 months thereafter, whether alone or jointly with others or as an agent, consultant or employee of any person, firm or company, directly or indirectly, carry on or engage in any activity or business which may be in competition (directly or indirectly), with the business of the Company.

7. THE NATURE OF THE CONTRACTUAL RELATIONSHIP

7.1. The Consultant shall perform his undertakings hereunder as an independent contractor, and there shall be no employee-employer relationship whatsoever between him and the Company. The Consultant hereby irrevocably and expressly waives any claim or demand in connection with Employer - Employee relationship, and further declares that he acknowledges that the consideration agreed with the Company under this Agreement is based upon his declaration and the absence of such relationship.

7.2. The Consultant may not assign any or all of his rights under this Agreement to another party, whether by contract, will or operation of law, without the Company's prior written consent.

8. MISCELLANEOUS

8.1. This Agreement sets forth the entire agreement between the parties, and supersedes any prior written or oral arrangements or understandings (except for any signed Non Disclosure Agreement between the parties, if any). This Agreement may not be amended or modified except in a written document signed by both parties.

8.2. This Agreement shall be governed by the laws of USA. The courts of NY State shall have exclusive jurisdiction over any dispute or matter in connection with this Agreement.

8.3 Any notice required or permitted hereunder shall be given in writing and deemed to have been duly given on the day of service, if served personally, or 5
(five) days after the date of mailing, if mailed by registered mail, postage prepaid and addressed as follows:

                  The Company:                       The Consultant:

                  -------------------                --------------------

                  -------------------                --------------------

                  -------------------                --------------------

                  Tel
                     ----------------                --------------------
                  Fax
                     ----------------                --------------------

Signed on                                   at



/s/ Amiram Ofir
---------------------------
for the Company
(who warrants that he is
duly authorized thereto)


Signed on                                   at


/s/ Matis Cohen
---------------------------
the Consultant

                              CONSULTING AGREEMENT

         This Consulting Agreement is made as of this 1 day of January 2004, between VSUS Technologies Incorporated, a Delaware corporation (the "Company") and General Danny Rothschild, I.D. __________ (the "Consultant").

WHEREAS, the Company desires appoint the Consultant to serve as a consultant of the Company and as a member of the Company's board of directors, and the Consultant agrees to be appointed as a consultant and a director of the Company; and

WHEREAS, the parties desire to regulate their respective rights and obligations, in accordance with the terms and conditions detailed herein.

In consideration of the covenants, promises and conditions herein contained, and for other consideration as hereinafter described, the parties hereto agree as follows:

1. Retention as a Consultant and Director. The Company hereby undertakes to appoint the Consultant as a consultant of the Company as of January 1, 2004, and the Consultant hereby agrees to grant services and be appointed as a consultant of the Company as of that date in accordance with the terms and conditions set forth herein. The parties acknowledge that the board of directors of the Company, by unanimous written consent of even date herewith, has expanded the board to four (4) members and has appointed the Consultant to serve on the board until such time as his successor has been duly elected and qualified. The Consultant agrees to accept such appointment and to serve as a member of the board of directors of the Company until his successor has been duly elected and qualified.

2. Term. The term of this Agreement shall commence on January 1, 2004 and shall continue in effect until terminated in accordance with this Section 2. Subject to any provision of the Delaware General Corporation Law, as amended (the "DGCL"), to the contrary, each party shall have the right to terminate this Agreement at any time upon 60 days prior written notice, provided that the Consultant shall be entitled to receive compensation as described in Section 4.1 below during such period.

3. Duties. The Consultant shall have all of the duties, power and authority normally incumbent upon a member of the Company's board of directors as provided in the Company's Certificate of Incorporation and By-Laws. Without limiting the generality of the preceding sentence, during the term of this Agreement, the Consultant shall (i) represent the Company and its services to his contacts and shall assist VSUS in building relationships nationally and internationally; (ii) provide ongoing strategic input and advice to the Company; and (iii) oversee and maintain contact with customers generated by the Consultant or his affiliates. The Consultant shall devote such time and energies to the performance of his services hereunder as are reasonably necessary to fulfill his obligations hereunder. In performing his obligations hereunder, the Consultant shall at all times comply with the policies of, and be subject to the direction of the Company and applicable law.

4. Compensation.

4.1. In consideration for the services rendered under this agreement the Company shall pay the Consultant a fee of $7,500 (Seven Thousand Five Hundred Dollars) per quarter which shall be payable on the 15th day of the last month of each quarter. The Consultant shall be entitled to a commission of 5% of the proceeds, net of costs and taxes, of any sales generated by the Consultant during the first three years of this Agreement.

4.2. The Company will reimburse the Consultant for reasonable expenses incurred by the Consultant in the execution of his duties under this Agreement including necessary travel expenses. The Consultant will maintain records for the purposes of billing out of pocket expenses, and will invoice the Company on a monthly basis.

5. Option. Subject to the sole discretion and determination of the board of directors and subject to the terms of any stock option plan which may be approved by the board of directors of the Company, the Company shall issue to the Consultant options to purchase shares of the Company's common stock in an amount to be determined in good faith by the parties upon the listing of the Company's shares for trading on the OTC Bulletin Board.

6. Unauthorized Disclosure and Competitive Activity

6.1. Non Disclosure

6.1.1. The Consultant acknowledges that his relationship with the Company hereunder creates a relationship of confidence and trust between him and the Company with respect to any information: (1) applicable to the business of the Company or any of its subsidiaries; or (2) applicable to the business of any client or customer of the Company or any of its subsidiaries or other affiliated companies, which may become known or learned by the Consultant during the period of this Agreement.

6.1.2. For the Purposes of this Agreement "Confidential Information" shall mean information such as trade secrets, processes, formulas, data, know-how, improvements, inventions, techniques, marketing plans, strategies, forecasts, customer lists, technical, business and financial information, price lists and the like, including information that contains financial projections and forecasts concerning developments of the Company's future business.

6.1.3. Confidential Information shall not include information that: (a) is in or enters the public domain without fault on the part of the Consultant (or any person related to, or on behalf of the Consultant with whom the Consultant shared the information); (b) is expressly released in writing from the obligations of confidentiality, imposed by this Agreement, by the Company; or
(c) is required to be disclosed pursuant to any applicable law, regulation, judicial or administrative order or decree, or request by other regulatory organization having authority pursuant to the law; provided, however, that the Consultant shall first have given notice to the requiring party and made a reasonable effort to obtain a protective order requiring that the

Confidential Information not be disclosed.

6.1.4. In the event of the termination of the Consultant's appointment under this Agreement, for any reason, the Consultant will deliver to the Company (or destroy if so instructed by the Company) all the Confidential Information in his possession.

6.1.5. This section shall remain in full force and effect following the termination of this Agreement for any reason.

6.1.6. The Company shall not disclose any information regarding the Consultant, except as required by any law, regulation or official inquiry, and shall not injure Consultant's reputation and goodwill.

6.2. Non Competition

6.2.1. The Consultant undertakes that unless prior permitted in writing by the Company, he will not engage in, establish, open, or in any manner whatsoever become involved, directly either as a director, owner, partner, agent, shareholder, or otherwise, in any business in competition with Company's Business (as defined herein) or in any activity which is reasonably likely to involve or require the use of any of the Company's Confidential Information, property (including intellectual property) and goodwill, as long as he serves as a director of the Company, and for a period of 12 months thereafter. For the purpose hereof, the term "Company's Business" shall mean secure web based platform for the public domain.

6.2.2. The Consultant undertakes not to, directly or indirectly:

6.2.2.1. induce any employee of the Company to leave his employment therewith, or

6.2.2.2. solicit employees, customers or subcontractors for any offers, other employment or business relationships, in competition with the Company or which involve activities in which the Company is engaged or similar to the activities the Company is engaged.

Nothing in this Section 6 shall limit the generality of the Consultant's fiduciary obligations as a director of the Company under the DGCL or otherwise.

7. Proprietary Rights. The Consultant agrees that all the knowledge, information and technical data received and/or to be received by him or on his behalf in connection with this Agreement, is and shall be the sole property of the Company and its assigns, and shall be used by him only in accordance with the terms and provisions of this Agreement, and the Company and its assigns shall be the sole owner of all intellectual rights and other rights in connection with such knowledge, information and technical data. The Consultant hereby assigns to the Company any rights the Consultant may have or acquire in such knowledge, information and technical data. This Section 7 shall remain in full force and effect following the termination of this Agreement for any reason.

8. Assignment. This Agreement may not be assigned in whole or in part by the Consultant. This Agreement shall be assignable by the Company to any of its subsidiaries or affiliates and may be reassigned by such subsidiary or affiliate to the Company; provided that each such assignee shall agree in writing to assume all obligations of the Company hereunder. This Agreement shall inure to the benefit and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, legatees and permitted assignees of the parties hereto.

9. No Agency or Employment. The parties agree that the Consultant is an independent contractor and not an agent or employee of the Company.

10. General.

10.1. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A. The parties hereby irrevocably submit to the sole and exclusive jurisdiction of the competent courts in the Delaware district, in any suit, action or proceeding pertaining to this Agreement.

10.2. This Agreement constitutes the complete and exclusive statement of the agreement between the parties concerning the subject matter of this Agreement and supersedes any and all agreements either oral or written between the parties hereto with respect to the matters contained herein.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                                        VSUS TECHNOLOGIES INCORPORATED


                                        By: /s/ Amiram Ofir
                                            ------------------------------------
                                            Amiram Ofir, Chief Executive Officer



                                        CONSULTANT:


                                        /s/ Daniel Rothschild
                                        ----------------------------------------
                                            General Danny Rothschild

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                         VSUS TECHNOLOGIES INCORPORATED


--------------------------------------------------------------------------------

                       Pursuant to Sections 242 and 245 of
                      the Delaware General Corporation Law

--------------------------------------------------------------------------------

         This Amended and Restated Certificate of Incorporation (the "Certificate") serves to amend and restate the Certificate of Incorporation of VSUS Technologies Incorporated, originally incorporated in the State of Delaware as Safe Mail Limited, on September 20, 2000. In accordance with Sections 242(b)(1) and 245(b) of the Delaware General Corporation Law ("DGCL"), this Certificate has been approved by the Board of Directors of the Corporation and adopted by the stockholders of the Corporation.

         FIRST: The name of the Corporation is VSUS Technologies Incorporated (the "Corporation").

         SECOND: The address of the Corporation's registered office in the State of Delaware is 15 East North Street, Dover, Delaware 19901, in Kent County, and the name of such registered agent is XL Corporate Services, Inc.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

         FOURTH: The aggregate number of shares which this Corporation shall have the authority to issue is One Hundred and Twenty Million (120,000,000) shares, as follows:

                  a. Common Stock. Of the total authorized capital stock, the Corporation shall have the authority to issue One Hundred Million (100,000,000) shares, $.001 par value per share, which shares shall be designated as "Common Stock."

                  b. Preferred Stock. Of the total authorized capital stock, the Corporation shall have the authority to issue Twenty Million (20,000,000) shares, $.001 par value per share, which shares shall be designated "Preferred Stock."

                  The Board of Directors of the Corporation shall have the authority, without further action by the holders of the outstanding Common Stock, to designate one or more classes or series of Preferred Stock from time to time and issue shares under such class or series, to cancel any such classes or series of Preferred Stock, to fix the number of shares constituting any class or series and the stated value thereof, if different from the par value, and to fix the terms of any such class or series, including dividend rights, dividend rates, conversion or exchange rights, voting rights and terms of redemption (including sinking fund provisions), the redemption price and the liquidation preference of such class or series.

                  Dividends on the Preferred Stock may be cumulative or noncumulative and may be payable at such rates, on such conditions, from such dates, and in such preference or in relation to the dividends payable on any other class or classes or series of stock, as shall be stated in said resolution or resolutions providing for the issuance of such Preferred Stock. The Preferred Stock may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation as shall be stated in said resolutions.

                  Shares of any class or series of Preferred Stock may be convertible into, or exchangeable for, shares of the same or any other class or series of stock of the Corporation at such price or prices or at such rates of exchange, and with such adjustments as shall be stated in said resolutions.

                  The Preferred Stock may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of this Corporation or any subsidiary, upon the issuance of any additional stock (including additional shares of such series or of any other series), and upon the payment of dividends or the making of other distributions on, and the purchase redemption or other acquisition by this Corporation or any subsidiary of any outstanding stock of this Corporation.

                  The Preferred Stock may have such other relative, participating, optional or other rights, qualifications, limitations or restrictions as shall be stated in said resolution or resolutions providing for the issuance of such Preferred Stock.

                  Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

                  Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were, subject to the conditions or restriction on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock and subject to any filing required by law.

         FIFTH: The Corporation is to have perpetual existence.

         SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of
Section 291 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise of arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all of the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

                  a. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by or in the manner provided in the By-laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

                  b. The power to adopt, amend, or repeal the By-laws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to the provisions of Section 141(d) of the DGCL shall be set forth in a By-law adopted by the stockholders of the Corporation entitled to vote unless provisions for such classification shall be set forth in an amendment to this Certificate.

                  c. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of Section 242(b)(2) of the DGCL shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         EIGHTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by Section 102 of the DGCL, as the same may be amended and supplemented.

         NINTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         TENTH: From time to time any of the provisions of this Certificate may be amended, altered or repealed, and other provisions, authorized by the laws of the State of Delaware at the time in force, may be added or inserted in the manner and at the time prescribed by said stockholders of the Corporation.

         IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, hereby certifies that the facts herein above stated are true and correct, and accordingly executes this Certificate on this 14th day of April, 2004.

                                             VSUS TECHNOLOGIES INCORPORATED



                                             By: /s/ Amiram Ofir
                                                 -------------------------------
                                                 Name: Amiram Ofir
                                                 Title: Chief Executive Officer

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                         VSUS TECHNOLOGIES INCORPORATED
                            (A DELAWARE CORPORATION)

                              AS OF APRIL 14, 2004

                ------------------------------------------------


                            ARTICLE I - STOCKHOLDERS

         Section 1.1. Annual Meetings. The annual meeting of the stockholders of the Corporation shall be held for the purpose of electing Directors, at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         Section 1.2. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called at any time by the Board of Directors or by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors, include the power to call such meetings or as otherwise required under the provisions of the General Corporation Law of the State of Delaware.

         Section 1.3. Place of Meetings. All meetings of stockholders shall be held at the principal office of the Corporation, or at such other places as shall be designated in the notices or waivers of notice of such meetings.

         Section 1.4. Notice of Meetings.

                  (a) Except as otherwise provided by law or the rules of any stock exchange, or the Nasdaq Stock Exchange, Inc. ("Nasdaq"), whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting, and the purpose or purposes for which it is called, shall be served either personally or by mail, not less than ten or more than sixty days before the meeting, upon each stockholder of record entitled to vote at such meeting, and to any other to whom the giving of notice may be required by law. Notice of a special meeting shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their shares pursuant to law, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, and directed to each such stockholder at his address, as it appears on the records of the stockholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to the address designated in such request.

                  (b) Notice of any meeting need not be given to any person who may become a stockholder of record after the record date, as determined under
Section 1.10 of these By-laws and prior to the meeting, or to any stockholder who attends such meeting, in person or by proxy, or to any stockholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting.

         Section 1.5. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with
Section 1.4.

         Section 1.6. Quorum. Except as otherwise provided herein, or by law or the rules of any stock exchange or Nasdaq, or in the Certificate of Incorporation, as amended (the "Certificate of Incorporation"), at all meetings of stockholders of the Corporation, the presence at such meetings in person or by proxy of stockholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in
Section 1.5 of these By-laws until a quorum shall attend. At any such adjourned meeting at which a quorum is present, any business may be transacted at the adjournment thereof which could have been transacted at the meeting as originally called if a quorum had been present. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of Directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 1.7. Organization. Meetings of stockholders shall be presided over by the Chairman, if any, or in his absence, by the President, or in his absence by a Vice President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting by a majority of stockholders present. The Secretary shall act as secretary of the meeting, but in his absence, the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

         Section 1.8. Voting; Proxies.

                  (a) Except as otherwise provided by law, by these By-laws, or by the Certificate of Incorporation of the Corporation, any corporate action, other than the election of Directors to be taken by vote of the stockholders, shall be authorized by a majority of votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon.

                  (b) Except as otherwise provided by law, by these By-laws, or by the Certificate of Incorporation of the Corporation, each stockholder of record entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

                  (c) Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to a corporate action in writing without a meeting, may authorize another person or persons to act for such stockholder by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the stockholder himself, or by his attorney-in-fact thereunto duly authorized in writing. No such proxy shall be voted or acted upon after three years from its date, unless the person(s) executing it shall have specified therein the length of time it is to continue in force. Such proxy shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.

                  (d) At all meetings of stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect. Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, all other elections and questions shall, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

         Section 1.9. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, the rules of any stock exchange or Nasdaq, not be more than sixty nor less than ten days before the date of such meeting; (ii) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (iii) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjournment.

         Section 1.10. List of Stockholders Entitled to Vote. The Secretary, after consultation with the transfer agent, shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at the place where the meeting is to be held, or at another place within the city where the meeting is to be held, which other place shall be specified in the notice of the meeting. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger maintained by the transfer agent shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 1.11. Action by Consent of Stockholders. Unless otherwise restricted by the Certificate of Incorporation or the rules of any stock exchange or Nasdaq, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand, by certified mail, return receipt requested, or by overnight courier from which evidence of receipt may be obtained) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the Minute Book in which proceedings of minutes of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                         ARTICLE II - BOARD OF DIRECTORS

         Section 2.1. Number, Election and Term of Office.

                  (a) The Board of Directors of the Corporation shall consist of one or more members, each of whom shall be a natural person. The actual number of Directors constituting the Corporation's Board of Directors shall be fixed from time to time by action of the stockholders or Board of Directors. Directors need not be stockholders unless so required by the Certificate of Incorporation.

                  (b) Except as may otherwise be provided herein or in the Certificate of Incorporation, at each annual meeting of stockholders, each member of the Board of Directors of the Corporation shall be elected by a plurality of the votes cast at such meeting.

                  (c) Each Director shall hold office until the annual meeting of the stockholders next succeeding his election, and until his successor is duly elected and qualified, or until his prior death, resignation or removal.

         Section 2.2. Duties and Powers. The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as are in the Certificate of Incorporation or by law expressly conferred upon or reserved to the stockholders.

         Section 2.3. Annual and Regular Meetings; Notice.

                  (a) A regular annual meeting of the Board of Directors shall be held immediately following the annual meeting of the stockholders, at the place of such annual meeting of stockholders.

                  (b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors and may fix the time and place thereof.

                  (c) Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each Director who shall not have been present at the meeting at which such action was taken within the time limit, and in the manner set forth, in paragraph (b) of Section 2.4 of this Article II, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 2.4.

         Section 2.4. Special Meetings; Notice.

                  (a) Special meetings of the Board of Directors shall be held whenever called by the President or by one of the Directors (including the Chairman), at such time and place as may be specified in the respective notices or waivers of notice thereof.

                  (b) Except as otherwise required by law, notice of a special meeting shall be mailed directly to each Director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. A notice, or waiver of notice, except as required by Section 2.8 of this
Article II, need not specify the purpose of the meeting.

                  (c) Notice of any special meeting shall not be required to be given to any Director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjournment of a meeting shall not be required to be given.

         Section 2.5. Organization. At all meetings of the Board of Directors the Chairman of the Board, if any and if present, shall preside. If there shall be no Chairman, or he shall be absent, then the President shall preside, and in his absence, a chairman chosen by the Directors shall preside. The Secretary shall act as secretary of the meeting, but in his absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.6. Quorum and Adjournments.

                  (a) At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, the rules of any stock exchange or Nasdaq, by the Certificate of Incorporation, or by these By-laws.

                  (b) A majority of the Directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

         Section 2.7. Manner of Acting; Telephonic Meetings; Unanimous Consent Permitted.

                  (a) At all meetings of the Board of Directors, each Director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

                  (b) Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7(b) shall constitute presence in person at such meeting.

                  (c) Except as otherwise provided by law or the rules of any stock exchange or Nasdaq, by the Certificate of Incorporation, or these By-laws, the action of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of the proceedings of the Board of Directors or committee.

         Section 2.8. Vacancies. Any vacancy in the Board of Directors occurring by reason of an increase in the number of Directors, or by reason of the death, resignation, disqualification, removal (unless a vacancy created by the removal of a Director by the stockholders shall be filled by the stockholders at the meeting at which the removal was effected) or inability to act of any Director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining Directors, though less than a quorum, at any regular meeting or special meeting of the Board of Directors called for that purpose.

         Section 2.9. Resignation. Any Director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

         Section 2.10. Removal. Any Director may be removed with or without cause at any time by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares of the Corporation at a special meeting of the stockholders called for that purpose, and may be removed for cause by action of the Board of Directors.

         Section 2.11. Salary. An annual fee in an amount to be determined by resolution by the Board of Directors may be paid to each Director, for his or her services as such, and by resolution of the Board of Directors, a fixed sum plus expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 2.12. Contracts.

                  (a) No contract or other transaction between the Corporation and any other Corporation shall be impaired, affected or invalidated, nor shall any Director be liable in any way by reason of the fact that any one or more of the Directors of this Corporation is or are interested in, or is a Director or officer, or are Directors or officers of such other Corporation, provided that such facts are disclosed or made known to the Board of Directors and the stockholders.

                  (b) Any Director, personally and individually, may be a party to or may be interested in any contract or transaction of the Corporation, and no Director shall be liable in any way by reason of such interest, provided at the fact of such interest be disclosed or made known to the Board of Directors and the stockholders, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such Director) of a majority of a quorum, notwithstanding the presence of any such Director at the meeting at which such action is taken. Such Director or Directors may be counted in determining the presence of a quorum at such meeting. This Section 2.12 shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise he valid under the law (common, statutory or otherwise) applicable thereto.

         Section 2.13. Committees. The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an Executive Committee, an Audit Committee, a Compensation Committee and such other committees, and alternate members thereof, as they deem desirable, each consisting of one or more Directors, with such powers and authority (to the extent permitted by law and the rules of any stock exchange or Nasdaq) as may be provided in such resolution.


                             ARTICLE III - OFFICERS

         Section 3.1. Number, Election and Term of Office.

                  (a) The officers of the Corporation shall consist of a President and Chief Operating Officer, a Secretary, a Chief Financial Officer, and such other officers, including a Chairman and Chief Executive Officer, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable. The Chairman of the Board of Directors shall, and any other officer may, be a Director of the Corporation. Any two or more offices may be held by the same person.

                  (b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of stockholders.

                  (c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been duly elected and qualified, or until his death, resignation or removal.

         Section 3.2. Resignation. Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by the President or Secretary, and the acceptance of such resignation shall not be necessary to make it effective.

         Section 3.3. Removal. Any officer may be removed, either with or without cause, and a successor elected by a majority of the Board of Directors at any time.

         Section 3.4. Vacancies. A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by the Board of Directors.

         Section 3.5. Duties of Officers. Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be set forth in these By-laws, or may from time to time be specifically conferred or imposed by the Board of Directors.

         Section 3.6. Sureties and Bonds. In case the Board of

Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

         Section 3.7. Shares of Other Corporations. Whenever the Corporation is the holder of shares of any other Corporation, any right or power of the Corporation as such (including the attendance, acting and voting at stockholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the Chairman, the President, any Vice President, the Chief Financial Officer, or such other person as the Board of Directors may authorize.


                          ARTICLE IV - SHARES OF STOCK

         Section 4.1. Certificate of Stock.

                  (a) The certificates representing shares of the Corporation shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. They shall bear the holder's name and the number of shares, and shall be signed by (i) the Chairman or the President or a Vice President, and (ii) the Secretary or Chief Financial Officer, and shall bear the corporate seal, if any. Such signatures and corporate seal may be imprinted or facsimiles.

                  (b) No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

                  (c) To the extent permitted by law or the rules of any stock exchange or Nasdaq, the Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.

         Section 4.2. Lost or Destroyed Certificates. The holder of any certificate representing shares of the Corporation shall notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation through its transfer agent may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do. The Board of Directors, by resolution or resolutions duly adopted, may delegate to the Transfer Agent of the Corporation, the authority to issue replacement stock certificates in such manner and on such terms as are deemed appropriate by the Board of Directors and specified in such resolution or resolutions.

         Section 4.3. Transfers of Shares.

                  (a) Transfers of shares of the Corporation shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

                  (b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.


                              ARTICLE V - DIVIDENDS

         Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

                            ARTICLE VI - FISCAL YEAR

         The fiscal year of the Corporation shall commence on the 1st day of January of each year and end on the 31st day of December, unless and until amended by the Board of Directors and subject to applicable law. The fiscal year of the Corporation may be fixed from time to time by resolution of the Board of Directors.


                          ARTICLE VII - CORPORATE SEAL

         The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.


                            ARTICLE VIII - AMENDMENTS

         Section 8.1. By-laws. All By-laws of the Corporation shall be subject to alteration or repeal, and new By-laws may be made, by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares entitled to vote in the election of Directors at any annual or special meeting of stockholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

         Section 8.2. Amendment By Directors. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, the By-laws of the Corporation; provided, however, that the stockholders entitled to vote with respect thereto may alter, amend or repeal the By-laws made by the Board of Directors, and the Board of Directors shall have no power to change the quorum for meetings of stockholders or of the Board of Directors, or to change any provisions of the By-laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the stockholders. If any By-law regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of Directors the By-law so adopted, amended or repealed, together with a concise statement of the changes made.


                          ARTICLE IX - INDEMNIFICATION

         Section 9.1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the full extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. The Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         Section 9.2. Payment of Expenses. Subject to any regulation, statute or other applicable law to the contrary, the Corporation may, in its discretion, pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

         Section 9.3. Claims. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action, the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

         Section 9.4. Non-Exclusivity of Rights. The rights conferred on any person by this Article IX shall not be exclusive of any of the rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 9.5. Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit enterprise.

         Section 9.6. Amendment or Repeal. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of the directors of the Corporation existing at the time of such repeal or modification.

                         VSUS TECHNOLOGIES INCORPORATED

                             2003 STOCK OPTION PLAN


1. PURPOSE

         The purpose of this plan (this "Plan") is to secure for VSUS TECHNOLOGIES INCORPORATED (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers, directors, consultants and other service providers of the Company or any parent or subsidiary of the Company (each an "Affiliate") who are expected to contribute to the Company's future growth and success. This Plan is also designed to attract and retain other persons who will provide services to the Company. Those provisions of this Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"), shall apply only to Incentive Stock Options (as that term is defined herein).

2. TYPE OF OPTIONS AND ADMINISTRATION

         (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors (the "Board") of the Company (or the committee appointed by the Board in accordance with Section 2(b) below) and may be either incentive stock options ("Incentive Stock Options") intended to meet the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code ("Non-Qualified Options").

         (b) Administration. The Plan will be administered by the Board or by a committee consisting of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), and an "outside director", within the meaning of Treasury Regulation Section 1.162-27(e)(3) promulgated under Section 162(m) of the Code, (the "Committee") appointed by the Board, in each case whose construction and interpretation of the terms and provisions of the Plan shall be final, conclusive and binding upon the optionee and all other persons interested or claiming interests under the Plan. If the Board determines to create a Committee to administer the Plan, the delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3). The Board or the Committee may in its sole discretion grant options to purchase any class of the Company's shares (the "Shares"), and issue Shares upon exercise of such options as provided herein. The Board or the Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical; and to make all other determinations in the judgment of the Board or the Committee necessary or desirable for the administration of the Plan. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency herein or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

3. ELIGIBILITY

         Options may be granted to persons who are, at the time of grant, employees, officers, directors, consultants or other service providers of the Company or any Affiliate, provided that Incentive Stock Options may only be granted to individuals who are employees (within the meaning of Section 3401(c) of the Code) of the Company or any Affiliate. Options may also be granted to other persons, provided that such options shall be Non-Qualified Options. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board or the Committee shall so determine.

4. STOCK SUBJECT TO PLAN

         The Shares subject to options granted under the Plan shall be authorized but unissued Shares or reacquired Shares. Subject to adjustment as provided in Section 15 below, the maximum number of Shares of the Company which may be issued and sold under the Plan is 15,000,000. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased Shares subject to such option shall again be available for subsequent option grants under the Plan.

5. FORMS OF OPTION AGREEMENTS

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan and as may be approved by the Board or the Committee. The terms of such option agreements may differ among recipients.

6. PURCHASE PRICE

         (a) General. The purchase price per Share issuable upon the exercise of an option shall be determined by the Board or the Committee at the time of grant of such option, provided, however, that such exercise price in the case of Incentive Stock Options, shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Shares at the time of grant of such option, and for Incentive Stock Options granted to a "10% Shareholder" (as defined in Section 11(b)), shall not be less than 110% of such Fair Market Value. "Fair Market Value" of a Share as of a specified date for purposes of the Plan shall mean the closing price of a Share on the principal securities exchange (including, but not limited to, the Nasdaq SmallCap Market or the Nasdaq National Market) on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value of a Share (including, in the case of any repurchase of

Shares, any distributions with respect thereto which would be repurchased with the Shares) shall be determined in good faith by the Board taking into consideration prices at which the Company has issued Shares during the preceding six months. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

         (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3).

7. OPTION EXERCISE PERIOD

         Subject to earlier termination as provided herein, each option and all rights thereunder shall expire on such date as determined by the Board or the Committee and set forth in the applicable option agreement, provided that such date shall not be later than ten (10) years after the date on which the option is granted, or as prescribed by Section 11(b) hereinbelow.

8. EXERCISE OF OPTIONS

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board or the Committee may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9. NONTRANSFERABILITY OF OPTIONS

         No option granted under this Plan shall be assignable or otherwise transferable by the optionee, except by will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by the optionee.

10. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP

         (a) Except as provided in Section 11(b) with respect to Incentive Stock Options and except as may otherwise be determined by the Board or the Committee at the date of grant of an option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company and its Affiliates or within one (1) year if such termination was due to the death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) of the optionee (to the extent such option is otherwise exercisable at the time of such termination) but in no event later than the expiration date of the option.

         (b) Notwithstanding the foregoing and except as may otherwise be determined by the Board or the Committee, if the termination of the optionee's employment or other relationship with the Company and/or its Affiliate is for cause, the option shall expire immediately upon such termination. The Board or the Committee shall have the power to determine, in its sole discretion, what constitutes a termination for cause, whether an optionee has been terminated for cause, and the date upon which such termination for cause occurs. Any such determinations shall be final and conclusive and binding upon the optionee and all other persons interested or claiming interests under the Plan.

11. INCENTIVE STOCK OPTIONS

         Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

         (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) the purchase price per Share subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one Share at the time of grant; and

                  (ii) the option exercise period shall not exceed five (5) years from the date of grant.

         (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for Shares with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

         (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company or an Affiliate, except that:

                  (i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company or an Affiliate (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of such cessation,

                  (ii) if the optionee dies while in the employ of the Company or an Affiliate, or within three (3) months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of the optionee's death, and

                  (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company or an Affiliate, the Incentive Stock Option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of such cessation.

         For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12. ADDITIONAL PROVISIONS

         (a) Additional Option Provisions. The Board or the Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses or to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board or the Committee, provided that such additional provisions shall not be inconsistent with the requirements of applicable law and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         (b) Acceleration, Extension, Etc. The Board or the Committee may, in its sole discretion (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, provided, however, that no such acceleration or extension shall be permitted if it would (i) cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, or (ii) cause the Plan or any option granted under the Plan to fail to comply with Rule 16b-3 (if applicable to the Plan or such option).

13. GENERAL RESTRICTIONS

         (a) Investment Representations. The Board or the Committee may require any person to whom an option is granted, as a condition of exercising such option or award, to give written assurances in substance and form satisfactory to the Board or the Committee to the effect that such person is acquiring the Shares subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Board or the Committee deems necessary or appropriate in order to comply with applicable federal and state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Shares, including any "lock-up" or other restriction on transferability.

         (b) Compliance With Securities Law. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such option or award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition, is necessary as a condition of, or in connection with the issuance or purchase of Shares thereunder, except to the extent expressly permitted by the Board, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval, or to satisfy such condition. In addition, Shares issued upon the exercise of options may bear such legends as the Company may deem advisable to reflect restrictions which may be imposed by law, including, without limitation, the Securities Act of 1933, as amended, any state "blue sky" or other applicable federal or state securities law.

14. RIGHTS AS A SHAREHOLDER

         The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any right to vote or to receive dividends or non-cash distributions with respect to such shares) until the effective date of exercise of such option and then only to the extent of the Shares so purchased. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of exercise.

15. ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS, REORGANIZATIONS AND RELATED TRANSACTIONS

         (a) Recapitalizations, Reorganizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction (i) the outstanding Shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional Shares or new or different shares or other non-cash assets are distributed with respect to such Shares or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of Shares reserved for issuance under or otherwise referred to herein, (y) the number and kind of Shares or other securities subject to any then-outstanding options under the Plan, and (z) the price for each Share subject to any then-outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (A) would cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, (B) would cause the Plan or any option granted under the Plan to fail to comply with Rule 16b-3 (if applicable to the Plan or such option), or (C) would be considered as the adoption of a new plan requiring shareholder approval.

         (b) Board Authority to Make Adjustments. Any adjustments under this
Section 15 will be made by the Board or the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. NO EMPLOYMENT RIGHTS

         Nothing contained herein or in any option agreement shall confer upon any optionee any right with respect to the continuation of his or her employment or other relationship with the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate at any time to terminate such employment or relationship or to increase or decrease the compensation of the optionee.

17. AMENDMENT, MODIFICATION OR TERMINATION OF THE PLAN

         (a) The Board may at any time modify, amend or terminate the Plan, provided that to the extent required by applicable law, any such modification, amendment or termination shall be subject to the approval of the shareholders of the Company.

         (b) The modification, amendment or termination of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board or the Committee may amend or modify outstanding option agreements in a manner not inconsistent with the Plan. Notwithstanding the foregoing, the Board shall have the right (but not the obligation), without the consent of the optionee affected, to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Option agreements to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, (ii) the terms and provisions of the Plan and the option agreements entered into in connection with any outstanding options to the extent necessary to ensure the qualification of the Plan and such options under Rule 16b-3 (if applicable to the Plan and such options), and (iii) the terms and provisions of the Plan and the option agreements entered into in connection with any outstanding options to the extent that the Board determines necessary to preserve the deduction of compensation paid to certain optionees who are "covered employees," within the meaning of Treasury Regulation Section 1.162-27(c)(2), as a result of the grant or exercise of options under the Plan.

18. WITHHOLDING

         (a) The Company shall have the right to deduct and withhold from payments or distributions of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be so deducted and withheld with respect to any Shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold Shares otherwise issuable pursuant to the exercise of an option, (ii) delivering to the Company Shares already owned by the optionee, or (iii) delivering to the Company cash or a check to the order of the Company in an amount equal to the amount required to be so deducted and withheld. The Shares delivered in accordance with method (ii) above or withheld in accordance with method (i) above shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made (with the Company's approval) an election pursuant to method (i) or (ii) of this Section 18(a) may only satisfy his or her withholding obligation with Shares which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) The acceptance of Shares upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such Shares are disposed of by the optionee within two (2) years from the date the option was granted or within one (1) year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company or an Affiliate at the time of such disposition.

19. CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

         The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionee(s) the (i) cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan (or any successor stock option plan of the Company) covering the same or different numbers of Shares and having an option exercise price per Share which may be lower or higher than the exercise price per share of the cancelled options, or (ii) amendment of the terms of the option agreements entered into in connection with any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per Share of such outstanding options.

20. EFFECTIVE DATE AND DURATION OF THE PLAN

         (a) Effective Date. The Plan shall become effective when adopted by the Board, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan shall become effective as of the latest of (i) the date of adoption by the Board, (ii) the date set forth in the amendments or (iii) in the case of any amendment requiring shareholder approval (as set forth in Section 17), the date such amendment is approved by the Company's shareholders. Notwithstanding the foregoing, no Incentive Stock Option granted on or after the effective date of such amendment shall become exercisable unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, no options granted on or after the effective date of such amendment shall be deemed Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Subject to above limitations, options may be granted under the Plan at any time after the effective date of the Plan and before the date fixed for termination of the Plan.

         (b) Termination. Unless sooner terminated by the Board, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. After termination of the Plan, no further options may be granted under the Plan; provided, however, that such termination will not affect any options granted prior to termination of the Plan.

21. GOVERNING LAW

         The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles thereof relating to the conflicts of laws.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FORMULA
                                 FOOTWEAR, INC.

                    PROXY -- SPECIAL MEETING OF STOCKHOLDERS
                                  JUNE 2, 2004


The undersigned, a stockholder of Formula Footwear, Inc., a Utah corporation (the "Company"), does hereby constitute and appoint Mr. Amiram Ofir and Mr. Matis Cohen the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Bondy & Schloss LLP, counsel to the Company, located at 60 East 42nd Street, 37th Floor, New York, NY 10165, on Wednesday, June 2, 2004, at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

The undersigned hereby instructs said proxies or their substitutes as set forth below.

     1. APPROVAL AND ADOPTION OF THE COMPANY'S PROPOSED REINCORPORATION BY MERGER AND RELATED TRANSACTIONS.

          /  / FOR               /  / AGAINST               /  / ABSTAIN

     2.   DISCRETIONARY AUTHORITY:

          In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the Meeting.



                         (CONTINUED ON THE REVERSE SIDE)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF THE APPROVAL AND ADOPTION OF THE COMPANY'S PROPOSED REINCORPORATION BY MERGER AND RELATED TRANSACTIONS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE SPECIAL MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy
Statement, both dated May    , 2004.
                          ---

                                        Please mark, date, sign and mail this
                                        proxy in the envelope provided for this
                                        purpose. No postage is required if
                                        mailed in the United States.


                                                                         , 2004
                                        ---------------------------------

                                                                         (L.S.)
                                        ---------------------------------

                                                                         (L.S.)
                                        ---------------------------------
                                        Signature(s)

                                        NOTE: Please sign exactly as your name
                                        or names appear hereon. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a company, it should be signed with full corporate name by a duly authorized officer.

                                        2